UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report 3|31|15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio manager provides a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 8, 2015

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/15

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
3/15

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

Joshua B. Kutin, CFA
(industry since 1998)

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Growth Fund (PAEAX)
Fund's primary benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Growth Blended Benchmark*
Fund's Lipper peer group average
Mixed-Asset Target Allocation Growth Funds
8.01
9.44
7.50
7.40
8.38
7.64
6.26
11.46
14.71
11.11
9.33
13.63
16.43
12.11
10.20
10.20
12.37
8.24
6.75
6.94
7.13
4.94
4.21
LIFE OF FUND†
(since 2/8/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS‡

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

†The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡Returns for the six-month period are not annualized, but cumulative.

4     Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How would you describe the global investment environment for the six-month reporting period ended March 31, 2015?

There were moments of volatility across the global capital markets during the six-month reporting period, with solid upticks in some markets interrupted by downturns, which were then often followed by rebounds to new highs. Concrete evidence of accelerating growth in the U.S. economy was the highlight of the reporting period, as real gross domestic product [GDP] — the value of the production of goods and services in the United States, adjusted for inflation — showed strong gains and drove key domestic equity indexes to all-time highs during the fourth quarter of 2014.

In January 2015, on the heels of that surge, U.S. stocks retreated on worries about the months-long drop in oil prices and the negative effects of a strengthening U.S. dollar on the earnings of some large multinational companies. Then, in February, world markets regained some lost ground as positive economic data and accommodative central bank activity — including the European Central Bank’s [ECB’s] newly announced economic stimulus plans and the U.S. Federal Reserve’s “patient” posture on raising interest rates — helped reignite investors’ risk appetite. The month of March brought on new fears of short-term interest-rate hikes, however, as the Fed continued to prepare the markets for an eventual normalization of rates.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Growth Fund     5

In spite of the sometimes-volatile investment environment, U.S. equity markets achieved solid returns during the six months, benefiting from improving economic conditions, still-low interest rates, and a benign inflation scenario. Many international markets did not fare as well for the period, though between January and March, a number of developed non-U.S. markets performed strongly. European stocks produced modestly negative returns for the period overall, but they appeared to be gaining momentum in the last three months of the period. Latin American stocks, plagued by dwindling demand for commodities from emerging markets and surging domestic inflation, saw larger losses. Economic growth in many emerging markets continued to decelerate, and stock performance declined in U.S.-dollar terms. Asian markets posted small gains.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, non-investment-grade debt during the period.

How did the fund perform in this environment, and what factors influenced that performance?

The fund performed relatively well, reflecting its strategic mix of equity and fixed-income allocations. From an asset allocation perspective, the fund’s emphasis on the U.S. equity market provided a lift, as U.S. stocks as a group produced especially robust performance during the reporting period. The fund also held a tactical overweight, relative to the fund’s secondary benchmark, to U.S. small-cap stocks late in the period, favoring them slightly over large caps, and profited

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 3/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Dynamic Asset Allocation Growth Fund

“Opportune security selection in U.S.
stocks helped boost performance.”

Bob Kea

from an uptick in small-cap valuations during that time. Opportune security selection in U.S. stocks also helped boost performance.

The fund’s emphasis on U.S. dollar-denominated stocks and bonds also played an active role in boosting performance, as the greenback gathered strength against most other world currencies during the period. The emphasis on dollar-denominated securities also helped hedge the fund’s exposure to the weakness of other currencies.

Putnam Dynamic Asset Allocation Growth Fund produced a total return of 6.94% at net asset value for the six-month reporting period ended March 31, 2015. This result lagged the performance of the fund’s primary benchmark, the Russell 3000 Index, but outpaced that of its secondary benchmark, the Putnam Growth Blended Benchmark.

U.S. equities generally have been on an upward march since early 2009. Are you at all concerned about the sustainability of this momentum?

We are now six years into the stock market’s rally here in the United States, and it seems likely to us that the market will be hard pressed to deliver the same level of returns in 2015 as it did in 2014. That said, our investment teams at Putnam still believe that U.S. corporations can continue to generate earnings growth, and that in turn should help support forward momentum for domestic equity returns. Looking around the global investment environment, we maintain the view that equities in general have the potential to deliver positive, risk-adjusted returns. We think this will be especially true as we move deeper into the credit cycle and begin seeing higher interest rates. It’s fair

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Asset Allocation Growth Fund     7

to say that while we are not as bullish about equities as we might have been at this time last year, we still think there is a bit more room for them to run.

In terms of your outlook into mid-2015, does that mean you intend to maintain the fund’s tactical emphasis on equities?

We continue to think that equities will be more attractive on a relative basis than will fixed income, though the fund’s asset allocation positions have moved closer to its secondary benchmark weights. Even though the Fed is poised to raise short-term interest rates, we believe that longer-term rates on U.S. Treasuries will tend to be range-bound for the near term. We base that view on the observation that there is still a considerable amount of demand for rate-sensitive fixed-income securities, which we believe can help keep a lid on longer-term rates. That demand is coming from various sources, including older, more risk-averse investors, overfunded pension funds looking to reduce risk, and foreign investors seeking to take advantage of the comparatively higher yields on U.S. debt securities. In addition, a look back to the last cycle of rate increases shows that a rise in short-term rates doesn’t necessarily mean long-term rates are in line for the same increase.

We continue to prefer U.S. stocks to non-U.S. equities. Overall, the eurozone has continued to struggle with its debt crisis. While the ECB’s quantitative easing program has provided some recent strength to European stocks, it remains to be seen whether and how quickly that stimulus will result in the region’s economic recovery. Meanwhile, in Japan, it appears that the economic reforms instituted under Prime Minister Shinzo Abe are slowly taking effect, which may begin to bode well for Japanese stocks.

From here, while risks remain, we are comfortable with the fund’s allocations that generally have been in place for the past several

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Dynamic Asset Allocation Growth Fund

months. The U.S. economy appears to be on sound footing. Increased monetary stimulus internationally, weaker global currencies, and lower oil prices could all become tailwinds for non-U.S. stock performance. We believe that continued strength in the United States and the potential for increased fiscal stimulus in various other regions of the world have the potential to keep markets on track.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund     9

IN THE NEWS

Although the U.S. economy is showing positive trends, uneven growth in consumer spending remains a bit perplexing. Despite rising personal income and lower energy costs, consumer spending in the United States rose by only 0.1% in February after dropping 0.2% in January, according to the Commerce Department. Harsh winter weather during those months, with heavy snowfalls blanketing the Northeast and Midwest, may have discouraged millions of Americans from heading to stores. Amid weak spending, the pace of hiring also slowed to 126,000 new jobs in March, the lowest since December 2013. These soft readings, however, might be as temporary as the weather. The personal savings rate rose from 5.5% in January to 5.8% in February, with Americans reaching their highest levels in savings in more than two years. In short, consumers have money to spend, and a rebound in economic activity, along the lines of that seen in 2014, may be likely.

10     Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.01%	7.70%	7.71%	7.71%	7.17%	7.17%	7.47%	7.29%	7.72%	8.27%	8.28%	8.27%
10 years	104.14	92.40	92.44	92.44	89.37	89.37	94.13	87.33	98.58	108.81	109.40	108.83
Annual average	7.40	6.76	6.77	6.77	6.59	6.59	6.86	6.48	7.10	7.64	7.67	7.64
5 years	72.00	62.11	65.74	63.74	65.60	65.60	67.71	61.84	69.77	74.12	74.61	74.14
Annual average	11.46	10.14	10.63	10.36	10.61	10.61	10.89	10.11	11.17	11.73	11.79	11.73
3 years	46.70	38.27	43.42	40.42	43.36	43.36	44.56	39.50	45.59	47.78	48.19	47.79
Annual average	13.63	11.41	12.77	11.98	12.76	12.76	13.07	11.74	13.34	13.90	14.01	13.91
1 year	10.20	3.87	9.36	4.59	9.30	8.36	9.63	5.79	9.90	10.43	10.54	10.47
6 months	6.94	0.80	6.50	1.86	6.44	5.52	6.64	2.91	6.72	7.01	7.06	7.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Growth Fund     11

Comparative index returns For periods ended 3/31/15

	Russell 3000 Index	Putnam Growth Blended Benchmark	Lipper Mixed-Asset Target Allocation Growth Funds category average*
Annual average (life of fund)	9.44%	—†	7.50%
10 years	123.54	108.89%	84.43
Annual average	8.38	7.64	6.26
5 years	98.64	69.34	56.48
Annual average	14.71	11.11	9.33
3 years	57.84	40.90	33.91
Annual average	16.43	12.11	10.20
1 year	12.37	8.24	6.75
6 months	7.13	4.94	4.21

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 517, 506, 458, 423, 293, and 56 funds, respectively, in this Lipper category.

†The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.343		$0.193	$0.227	$0.254		$0.318	$0.385	$0.404	$0.390
Capital gains
Long-term gains	1.552		1.552	1.552	1.552		1.552	1.552	1.552	1.552
Short-term gains	0.520		0.520	0.520	0.520		0.520	0.520	0.520	0.520
Total	$2.415		$2.265	$2.299	$2.326		$2.390	$2.457	$2.476	$2.462
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/14	$17.58	$18.65	$17.22	$16.82	$17.23	$17.85	$17.28	$17.74	$17.78	$17.74
3/31/15	16.30	17.29	16.00	15.53	15.97	16.55	15.97	16.44	16.47	16.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Dynamic Asset Allocation Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/14	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%	0.72%	0.82%
Annualized expense ratio for the six-month period ended 3/31/15	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%	0.70%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014 to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.42	$9.27	$9.26	$7.99	$6.70	$4.13	$3.61	$4.13
Ending value (after expenses)	$1,069.40	$1,065.00	$1,064.40	$1,066.40	$1,067.20	$1,070.10	$1,070.60	$1,070.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.29	$9.05	$9.05	$7.80	$6.54	$4.03	$3.53	$4.03
Ending value (after expenses)	$1,019.70	$1,015.96	$1,015.96	$1,017.20	$1,018.45	$1,020.94	$1,021.44	$1,020.94

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Dynamic Asset Allocation Growth Fund     15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Asset Allocation Growth Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund     17

The fund’s portfolio 3/31/15 (Unaudited)

COMMON STOCKS (63.2%)*	Shares	Value
Banking (5.6%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	458,183	$804,498
Access National Corp.	7,838	146,884
Australia & New Zealand Banking Group, Ltd. (Australia)	38,881	1,083,626
Axis Bank, Ltd. (India)	95,200	851,154
Banca Popolare di Milano Scarl (Italy) †	276,761	279,210
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	112,333	16,185
Banco Bilbao Vizcaya Argentaria SA (Spain)	112,333	1,133,652
Banco Latinoamericano de Exportaciones SA Class E (Panama)	17,443	571,956
Banco Santander SA (Spain)	175,561	1,320,400
Bank Negara Indonesia Persero Tbk PT (Indonesia)	1,185,000	653,973
Bank of China, Ltd. (China)	1,839,000	1,063,038
Bank of Ireland (Ireland) †	1,697,085	643,710
Bank of New York Mellon Corp. (The)	164,600	6,623,504
Bank of Queensland, Ltd. (Australia)	39,198	410,943
Bank of Yokohama, Ltd. (The) (Japan)	197,000	1,151,917
Bankia SA (Spain) †	598,849	833,715
Barclays PLC (United Kingdom)	128,198	459,998
BNP Paribas SA (France)	21,206	1,289,703
BofI Holding, Inc. †	5,517	513,302
Cardinal Financial Corp.	15,090	301,498
China Construction Bank Corp. (China)	1,673,000	1,390,290
Citizens & Northern Corp.	9,756	196,876
Commercial International Bank Egypt SAE GDR (Egypt) †	196,284	1,377,769
Commonwealth Bank of Australia (Australia)	49,967	3,545,604
Credicorp, Ltd. (Peru)	3,984	560,270
Credit Agricole SA (France)	123,634	1,817,680
Credit Suisse Group AG (Switzerland)	24,764	666,690
Customers Bancorp, Inc.	20,975	510,951
DBS Group Holdings, Ltd. (Singapore)	85,200	1,260,755
DNB ASA (Norway)	17,785	286,261
Dubai Islamic Bank PJSC (United Arab Emirates) †	916,273	1,544,940
East West Bancorp, Inc.	5,462	220,993
Farmers Capital Bank Corp. †	7,069	164,354
FCB Financial Holdings, Inc. Class A †	15,492	424,016
Federal Bank, Ltd. (India)	326,625	691,752
Financial Institutions, Inc.	10,078	231,089
First Community Bancshares, Inc.	9,516	166,815
First NBC Bank Holding Co. †	11,208	369,640
FirstMerit Corp.	11,855	225,956
Flushing Financial Corp.	9,987	200,439
Gentera SAB de CV (Mexico) †	416,596	746,696
Grupo Financiero Banorte SAB de CV (Mexico)	222,442	1,289,722
Hang Seng Bank, Ltd. (Hong Kong)	76,800	1,390,375
Hanmi Financial Corp.	19,980	422,577
Heartland Financial USA, Inc.	6,758	220,514
Heritage Financial Group, Inc.	9,844	268,052
Industrial & Commercial Bank of China, Ltd. (China)	1,708,000	1,260,811

18     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Banking cont.
ING Groep NV GDR (Netherlands) †	85,860	$1,259,341
Itau Unibanco Holding SA ADR (Preference) (Brazil)	127,285	1,407,772
Joyo Bank, Ltd. (The) (Japan)	191,000	983,094
JPMorgan Chase & Co.	330,177	20,002,123
KeyCorp	333,400	4,720,944
King’s Town Bank Co., Ltd. (Taiwan)	834,000	797,807
Lloyds Banking Group PLC (United Kingdom) †	2,368,710	2,749,308
MainSource Financial Group, Inc.	15,001	294,620
Meta Financial Group, Inc.	5,534	219,866
Metro Bank PLC (acquired 1/15/14, cost $189,830) (Private) (United Kingdom) †ΔΔ F	8,918	187,851
Mizuho Financial Group, Inc. (Japan)	104,300	183,458
National Australia Bank, Ltd. (Australia)	41,283	1,208,660
OFG Bancorp (Puerto Rico)	8,864	144,660
Opus Bank	8,914	275,264
Pacific Premier Bancorp, Inc. †	9,446	152,931
PacWest Bancorp	8,789	412,116
Peoples Bancorp, Inc.	9,308	220,041
PNC Financial Services Group, Inc.	147,599	13,762,131
Popular, Inc. (Puerto Rico) †	7,894	271,475
Republic Bancorp, Inc. Class A	6,053	149,691
Resona Holdings, Inc. (Japan)	367,800	1,828,459
Skandinaviska Enskilda Banken AB (Sweden)	103,651	1,212,501
State Street Corp.	162,100	11,919,213
Sumitomo Mitsui Financial Group, Inc. (Japan)	37,500	1,436,973
Swedbank AB Class A (Sweden) †	49,965	1,194,220
Talmer Bancorp, Inc. Class A	16,618	254,505
Turkiye Garanti Bankasi AS (Turkey)	49,329	161,384
Turkiye Is Bankasi Class C (Turkey)	252,146	568,183
UniCredit SpA (Italy)	133,547	905,822
United Community Banks, Inc.	10,039	189,536
United Overseas Bank, Ltd. (Singapore)	11,600	194,192
Wells Fargo & Co.	90,682	4,933,101
Westpac Banking Corp. (Australia)	46,086	1,378,706
		117,184,701
Basic materials (3.0%)
Aceto Corp.	6,916	152,152
Akzo Nobel NV (Netherlands)	5,647	427,506
Amcor, Ltd. (Australia)	96,397	1,028,526
Andersons, Inc. (The)	6,461	267,292
Antofagasta PLC (United Kingdom)	61,285	660,910
ArcelorMittal SA (France)	77,460	728,729
Assa Abloy AB Class B (Sweden)	4,973	296,397
BASF SE (Germany)	15,902	1,582,348
BHP Billiton PLC (Australia)	39,126	849,493
BHP Billiton, Ltd. (Australia)	59,736	1,391,217
Boise Cascade Co. †	6,929	259,560
Cabot Corp.	4,719	212,355
Cambrex Corp. †	33,438	1,325,148

Dynamic Asset Allocation Growth Fund     19

COMMON STOCKS (63.2%)* cont.	Shares	Value
Basic materials cont.
Catcher Technology Co., Ltd. (Taiwan)	42,000	$439,327
China Singyes Solar Technologies Holdings, Ltd. (China)	386,000	527,136
Compagnie De Saint-Gobain (France)	3,795	166,492
Constellium NV Class A (Netherlands) †	26,064	529,620
Continental Building Products, Inc. †	26,234	592,626
CRH PLC (Ireland)	5,516	143,619
Croda International PLC (United Kingdom)	4,800	194,839
DMCI Holdings, Inc. (Philippines)	1,437,500	498,310
Domtar Corp. (Canada)	10,574	488,730
EMS-Chemie Holding AG (Switzerland)	2,303	936,806
Glencore PLC (United Kingdom)	220,492	928,268
Hindustan Zinc, Ltd. (India)	146,933	380,712
Hitachi Metals, Ltd. (Japan)	89,000	1,368,596
Innophos Holdings, Inc.	5,804	327,113
Innospec, Inc.	7,783	361,053
IRB Infrastructure Developers, Ltd. (India)	378,919	1,476,355
Kaiser Aluminum Corp.	6,578	505,782
KapStone Paper and Packaging Corp.	17,964	589,938
Koninklijke Boskalis Westminster NV (Netherlands)	20,383	1,003,652
Kraton Performance Polymers, Inc. †	7,235	146,219
L.B. Foster Co. Class A	3,980	188,970
Limoneira Co.	5,328	116,150
LSB Industries, Inc. †	17,336	716,497
LyondellBasell Industries NV Class A	132,398	11,624,544
Matrix Service Co. †	11,389	199,991
Minerals Technologies, Inc.	2,964	216,668
Monsanto Co.	2,400	270,096
Mota-Engil Africa NV (Angola) †	20,315	170,190
Mota-Engil SGPS SA (Portugal) S	267,760	988,970
Nippon Paint Holdings Co., Ltd. (Japan)	48,600	1,780,224
NN, Inc.	19,742	495,129
OM Group, Inc.	8,442	253,513
PolyOne Corp.	13,048	487,343
Rio Tinto PLC (United Kingdom)	20,371	832,197
SBA Communications Corp. Class A †	48,700	5,702,770
Sherwin-Williams Co. (The)	33,000	9,388,500
Sibanye Gold, Ltd. (South Africa)	350,542	745,101
Sumitomo Metal Mining Co., Ltd. (Japan)	71,000	1,039,327
Symrise AG (Germany)	6,165	389,943
Syngenta AG (Switzerland)	3,564	1,212,234
ThyssenKrupp AG (Germany)	69,321	1,820,264
Trex Co., Inc. †	7,053	384,600
U.S. Silica Holdings, Inc. S	7,633	271,811
UPM-Kymmene OYJ (Finland)	71,418	1,390,486
Vale Indonesia Tbk PT (Indonesia)	1,922,500	475,100
Wendel SA (France)	8,993	1,072,048
Zep, Inc.	16,096	274,115
		63,293,607

20     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Capital goods (4.5%)
ABB, Ltd. (Switzerland)	62,985	$1,336,346
Airbus Group NV (France)	17,389	1,129,945
Allison Transmission Holdings, Inc.	51,300	1,638,522
Altra Industrial Motion Corp.	15,538	429,470
American Axle & Manufacturing Holdings, Inc. †	7,567	195,456
Astronics Corp. †	2,155	158,824
Atlas Copco AB Class A (Sweden)	66,757	2,161,846
AZZ, Inc.	4,679	217,995
BAE Systems PLC (United Kingdom)	222,829	1,727,608
Ball Corp.	52,000	3,673,280
Bombardier, Inc. Class B (Canada)	100,100	197,584
Canon, Inc. (Japan)	38,550	1,363,275
Caterpillar, Inc.	55,600	4,449,668
Chase Corp.	7,956	347,916
China Railway Group, Ltd. (China)	318,000	324,401
Cooper-Standard Holding, Inc. †	6,700	396,640
Coway Co., Ltd. (South Korea)	4,654	382,943
Crown Holdings, Inc. †	128,500	6,941,570
Daifuku Co., Ltd. (Japan)	20,600	272,437
Douglas Dynamics, Inc.	12,781	291,918
Drake & Scull International PJSC (United Arab Emirates) †	1,288,505	235,476
Gaztransport Et Technigaz SA (France)	3,459	204,115
Generac Holdings, Inc. † S	6,394	311,324
Greenbrier Cos., Inc. (The) S	11,133	645,714
Hyster-Yale Materials Holdings, Inc.	2,961	217,012
IDEX Corp.	31,700	2,403,811
Illinois Tool Works, Inc.	117,300	11,394,522
Ingersoll-Rand PLC	43,300	2,947,864
Jiangnan Group, Ltd. (China)	1,776,000	381,881
Joy Global, Inc.	39,100	1,531,938
Kadant, Inc.	8,741	459,864
KEPCO Engineering & Construction Co., Inc. (South Korea)	8,759	380,182
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	4,447	391,125
Leggett & Platt, Inc.	50,300	2,318,327
Meritor, Inc. †	31,421	396,219
Middleby Corp. (The) †	3,666	376,315
Miller Industries, Inc.	9,839	241,056
Mitsubishi Electric Corp. (Japan)	161,000	1,916,200
Mobileye NV (Israel) † S	2,843	119,491
MSA Safety, Inc.	3,828	190,941
Northrop Grumman Corp.	61,500	9,899,040
Orbital ATK, Inc.	1,690	129,505
OSRAM Licht AG (Germany)	17,308	858,883
Raytheon Co.	118,679	12,965,681
Rheinmetall AG (Germany)	2,681	129,738
Roper Industries, Inc.	44,900	7,722,800
Safran SA (France)	30,953	2,163,178
Sound Global, Ltd. (China) † F S	1,133,000	918,371

Dynamic Asset Allocation Growth Fund     21

COMMON STOCKS (63.2%)* cont.	Shares	Value
Capital goods cont.
Standard Motor Products, Inc.	13,961	$589,992
Standex International Corp.	4,471	367,203
Stoneridge, Inc. †	21,938	247,680
Tenneco, Inc. †	4,142	237,834
THK Co., Ltd. (Japan)	44,500	1,133,464
Toshiba Corp. (Japan)	90,000	377,828
Tower International, Inc. †	17,198	457,467
Trinity Industries, Inc.	15,197	539,645
Triumph Group, Inc.	6,717	401,139
Vinci SA (France)	6,301	360,598
Wabash National Corp. †	40,851	575,999
		94,777,066
Communication services (1.4%)
ARRIS Group, Inc. †	3,041	87,870
Bharti Infratel, Ltd. (India)	133,459	822,127
BT Group PLC (United Kingdom)	283,058	1,833,887
CalAmp Corp. †	16,567	268,220
CenturyLink, Inc.	215,700	7,452,435
China Mobile, Ltd. (China)	203,000	2,646,097
Com Hem Holding AB (Rights) (Sweden) †	41,711	479
Com Hem Holding AB (Sweden) †	53,913	437,456
Deutsche Telekom AG (Germany)	89,173	1,632,837
EchoStar Corp. Class A †	13,009	672,825
Frontier Communications Corp.	52,493	370,076
IDT Corp. Class B	9,499	168,607
Inteliquent, Inc.	13,892	218,660
Iridium Communications, Inc. †	22,918	222,534
Liberty Global PLC Ser. C (United Kingdom) †	8,169	406,898
magicJack VocalTec, Ltd. (Israel) † S	35,948	245,884
NeuStar, Inc. Class A † S	9,717	239,233
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,200	135,567
NTT DoCoMo, Inc. (Japan)	73,200	1,271,847
Numericable-SFR (France) †	5,267	287,224
Orange SA (France)	78,645	1,265,303
Qorvo, Inc. †	14,865	1,184,741
Quebecor, Inc. Class B (Canada)	8,700	232,724
ShoreTel, Inc. †	25,726	175,451
Spark New Zealand, Ltd. (New Zealand)	93,633	207,877
Spok Holdings, Inc.	11,418	218,883
Tele2 AB Class B (Sweden)	31,760	379,764
Telecom Italia SpA RSP (Italy)	652,067	613,239
Telefonica SA (Rights) (Spain) †	72,196	11,644
Telefonica SA (Spain)	72,196	1,027,325
Telenor ASA (Norway)	47,014	950,176
Telstra Corp., Ltd. (Australia)	341,568	1,639,214
Ubiquiti Networks, Inc. S	2,909	85,961
Verizon Communications, Inc.	33,315	1,620,108
Vodafone Group PLC (United Kingdom)	353,132	1,154,050
		30,187,223

22     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Conglomerates (0.4%)
AMETEK, Inc.	65,554	$3,444,207
Exor SpA (Italy)	18,426	836,231
Marubeni Corp. (Japan)	45,000	260,359
Mitsubishi Corp. (Japan)	32,900	663,242
Siemens AG (Germany)	27,381	2,964,393
Vivendi SA (France)	7,473	185,804
		8,354,236
Consumer cyclicals (9.0%)
Adidas AG (Germany)	8,729	692,054
ADT Corp. (The)	52,941	2,198,110
ANN, Inc. †	11,481	471,065
Apollo Tyres, Ltd. (India)	164,665	442,195
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	19,964	301,574
Babcock International Group PLC (United Kingdom)	58,859	858,636
Bayerische Motoren Werke (BMW) AG (Germany)	11,309	1,415,327
Big Lots, Inc.	10,487	503,691
Bridgestone Corp. (Japan)	9,200	369,160
Brown Shoe Co., Inc.	14,216	466,285
Brunswick Corp.	4,508	231,937
Bunzl PLC (United Kingdom)	43,890	1,190,846
Bureau Veritas SA (France)	34,176	734,528
CaesarStone Sdot-Yam, Ltd. (Israel)	3,469	210,603
Carmike Cinemas, Inc. †	19,882	668,035
Children’s Place, Inc. (The)	7,150	458,959
Compagnie Financiere Richemont SA (Switzerland)	9,532	767,376
Compass Group PLC (United Kingdom)	108,860	1,890,663
Continental AG (Germany)	11,204	2,653,783
Cooper Tire & Rubber Co.	24,231	1,038,056
Corporate Executive Board Co. (The)	2,738	218,657
Ctrip.com International, Ltd. ADR (China) †	17,353	1,017,233
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	126,293	559,930
Daimler AG (Registered Shares) (Germany)	3,599	346,634
Dalata Hotel Group PLC (Ireland) †	35,050	137,597
Dana Holding Corp.	16,518	349,521
Deckers Outdoor Corp. †	14,982	1,091,738
Deluxe Corp.	13,625	943,940
Denso Corp. (Japan)	17,900	817,228
Dillards, Inc. Class A	4,835	660,026
Discovery Communications, Inc. Class A †	86,600	2,663,816
Dogus Otomotiv Servis ve Ticaret AS (Turkey)	183,557	969,372
Elis SA (France) †	8,406	139,375
Ennis, Inc.	12,079	170,555
Entravision Communications Corp. Class A	75,085	475,288
Eros International PLC †	8,644	151,011
Expedia, Inc. S	29,298	2,757,821
Experian PLC (United Kingdom)	62,391	1,033,250
Five Below, Inc. † S	5,345	190,122
Fuji Heavy Industries, Ltd. (Japan)	60,600	2,014,845

Dynamic Asset Allocation Growth Fund     23

COMMON STOCKS (63.2%)* cont.	Shares	Value
Consumer cyclicals cont.
G&K Services, Inc. Class A	5,481	$397,537
Gap, Inc. (The)	65,200	2,825,116
Geberit International AG (Switzerland)	3,536	1,327,399
General Motors Co.	61,100	2,291,250
Gerry Weber International AG (Germany)	5,911	204,655
Global Cash Access Holdings, Inc. †	27,481	209,405
Global Mediacom Tbk PT (Indonesia)	1,230,900	164,570
Golfzon Co., Ltd. (South Korea) F	18,252	491,897
Green Dot Corp. Class A †	8,274	131,722
Haier Electronics Group Co., Ltd. (China)	186,000	485,579
Hanesbrands, Inc.	149,200	4,999,692
Harley-Davidson, Inc.	70,800	4,300,392
Harman International Industries, Inc.	4,100	547,883
Hilton Worldwide Holdings, Inc. †	234,100	6,934,042
Home Depot, Inc. (The)	170,381	19,356,985
Homeinns Hotel Group ADR (China) †	25,406	601,360
Horizon Pharma PLC † S	11,431	296,863
Hyundai Department Store Co., Ltd. (South Korea)	3,503	469,670
Iconix Brand Group, Inc. †	13,921	468,720
ITV PLC (United Kingdom)	516,049	1,935,109
KAR Auction Services, Inc.	14,473	548,961
Kimberly-Clark Corp.	115,400	12,360,494
Kingfisher PLC (United Kingdom)	34,032	192,048
Landauer, Inc.	10,728	376,982
Lear Corp.	30,900	3,424,338
Lions Gate Entertainment Corp.	21,952	744,612
Live Nation Entertainment, Inc. †	15,220	384,001
Lowe’s Cos., Inc.	140,627	10,461,243
Luxottica Group SpA (Italy)	5,656	359,087
Macy’s, Inc.	77,103	5,004,756
Marcus Corp.	19,030	405,149
Marriott International, Inc./MD Class A	53,600	4,305,152
Marriott Vacations Worldwide Corp.	5,071	411,005
Mediaset SpA (Italy) †	30,484	138,916
Melco Crown Entertainment, Ltd. ADR (Hong Kong)	5,700	122,322
Men’s Wearhouse, Inc. (The)	9,830	513,126
MGM China Holdings, Ltd. (Hong Kong)	381,200	715,359
Mitra Adiperkasa Tbk PT (Indonesia)	355,300	142,327
Moncler SpA (Italy)	16,811	281,807
Monster Worldwide, Inc. †	87,800	556,652
Naspers, Ltd. Class N (South Africa)	9,591	1,472,593
National CineMedia, Inc.	39,082	590,138
Net 1 UEPS Technologies, Inc. (South Africa) †	60,300	824,904
Next PLC (United Kingdom)	23,452	2,443,483
Nissan Motor Co., Ltd. (Japan)	44,500	453,770
Nu Skin Enterprises, Inc. Class A	8,727	525,453
NVR, Inc. †	1,600	2,125,856
Omnicom Group, Inc.	63,300	4,936,134

24     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Consumer cyclicals cont.
OPAP SA (Greece)	14,639	$137,261
Oxford Industries, Inc.	6,494	489,972
Panasonic Corp. (Japan)	154,000	2,021,943
PGT, Inc. †	43,634	487,610
Pitney Bowes, Inc.	12,208	284,691
ProSiebenSat.1 Media AG (Germany)	6,111	300,307
RE/MAX Holdings, Inc. Class A	13,277	440,929
Remy International, Inc.	8,163	181,300
Renault SA (France)	12,455	1,135,088
Scripps Networks Interactive Class A	30,200	2,070,512
SeaWorld Entertainment, Inc.	21,797	420,246
Securitas AB Class B (Sweden)	95,308	1,367,750
Select Comfort Corp. †	8,826	304,232
Sequential Brands Group, Inc. †	10,646	113,912
Shimano, Inc. (Japan)	15,300	2,277,667
SJM Holdings, Ltd. (Hong Kong)	279,000	363,599
Skechers U.S.A., Inc. Class A †	1,814	130,445
Sohgo Security Services Co., Ltd. (Japan)	5,700	194,510
Sports Direct International PLC (United Kingdom) †	25,141	226,326
Starz Class A †	34,500	1,187,145
Steven Madden, Ltd. †	5,015	190,570
Suzuki Motor Corp. (Japan)	66,000	1,985,471
Swatch Group AG (The) (Switzerland)	1,708	723,735
Tata Motors, Ltd. (India)	168,560	1,470,847
Thomas Cook Group PLC (United Kingdom) †	200,615	432,101
Time Warner, Inc.	108,200	9,136,408
TiVo, Inc. †	42,535	451,296
Toyota Industries Corp. (Japan)	7,200	412,629
Toyota Motor Corp. (Japan)	61,800	4,313,118
TUI AG (Germany)	42,023	738,985
UMW Holdings Bhd (Malaysia)	150,300	439,579
Vail Resorts, Inc.	2,076	214,700
Valeo SA (France)	7,606	1,137,033
VF Corp.	17,200	1,295,332
Viacom, Inc. Class B	89,300	6,099,190
Vista Outdoor, Inc. †	3,379	144,689
Visteon Corp. †	3,039	292,960
WH Smith PLC (United Kingdom)	10,538	202,944
WPP PLC (United Kingdom)	32,513	737,343
Wyndham Worldwide Corp.	48,147	4,355,859
Yamaha Motor Co., Ltd. (Japan)	22,400	540,934
		186,982,524
Consumer finance (0.4%)
Chailease Holding Co., Ltd. (Taiwan)	411,800	1,024,960
Dewan Housing Finance Corp., Ltd. (India)	106,647	795,933
Encore Capital Group, Inc. †	11,112	462,148
Far East Horizon, Ltd. (China)	639,000	583,236
Federal Agricultural Mortgage Corp. Class C	7,060	199,021

Dynamic Asset Allocation Growth Fund     25

COMMON STOCKS (63.2%)* cont.	Shares	Value
Consumer finance cont.
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	243,700	$1,207,193
Nelnet, Inc. Class A	11,320	535,662
Performant Financial Corp. †	12,718	43,241
PHH Corp. †	8,121	196,285
PRA Group, Inc. †	5,863	318,478
Regional Management Corp. †	11,160	164,722
Visa, Inc. Class A	30,400	1,988,464
		7,519,343
Consumer staples (5.5%)
Affinity Education Group, Ltd. (Rights) (Australia)	37,971	—
Affinity Education Group, Ltd. (Australia) † S	99,674	83,866
Anheuser-Busch InBev NV (Belgium)	24,617	3,011,288
Associated British Foods PLC (United Kingdom)	10,712	447,528
Avon Products, Inc.	7,838	62,626
Barry Callebaut AG (Switzerland)	546	534,346
Beacon Roofing Supply, Inc. †	11,975	374,818
Bloomin’ Brands, Inc.	11,232	273,275
Bright Horizons Family Solutions, Inc. †	3,897	199,799
British American Tobacco PLC (United Kingdom)	26,411	1,364,528
Britvic PLC (United Kingdom)	11,711	126,873
Bunge, Ltd.	55,600	4,579,216
Cal-Maine Foods, Inc. S	9,687	378,374
Calbee, Inc. (Japan)	43,300	1,882,298
Carrefour SA (France)	37,219	1,240,847
Colgate-Palmolive Co.	34,000	2,357,560
Core-Mark Holding Co., Inc.	6,133	394,475
Coty, Inc. Class A †	36,473	885,200
CVS Health Corp.	192,938	19,913,131
Diageo PLC (United Kingdom)	34,842	960,706
Distribuidora Internacional de Alimentacion SA (Spain)	102,010	797,456
Dr. Pepper Snapple Group, Inc.	108,000	8,475,840
Energizer Holdings, Inc.	13,100	1,808,455
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1
Farmer Bros Co. †	5,260	130,185
G8 Education, Ltd. (Australia)	32,788	83,289
Geo Group, Inc. (The) R	3,351	146,573
Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private) (Brazil) †ΔΔ F	1,036	23,141
Grand Canyon Education, Inc. †	11,302	489,377
GrubHub, Inc. †	5,138	233,214
Gruma SAB de CV Class B (Mexico)	35,301	449,180
Heineken Holding NV (Netherlands)	18,417	1,269,133
Henkel AG & Co. KGaA (Preference) (Germany)	5,622	662,154
Imperial Tobacco Group PLC (United Kingdom)	32,003	1,404,888
ITOCHU Corp. (Japan)	12,600	136,616
ITT Educational Services, Inc. † S	6,192	42,044
Jack in the Box, Inc.	3,065	293,995
Japan Tobacco, Inc. (Japan)	35,200	1,112,176

26     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Consumer staples cont.
JBS SA (Brazil)	136,347	$606,642
JG Summit Holdings, Inc. (Philippines)	376,090	610,153
John B Sanfilippo & Son, Inc.	2,950	127,145
Kao Corp. (Japan)	38,500	1,922,207
Kerry Group PLC Class A (Ireland)	9,273	622,823
Kforce, Inc.	17,567	391,920
Koninklijke Ahold NV (Netherlands)	88,916	1,754,102
Korn/Ferry International †	9,526	313,120
Krispy Kreme Doughnuts, Inc. †	9,022	180,350
L’Oreal SA (France)	6,947	1,279,113
LG Household & Health Care, Ltd. (South Korea)	1,034	783,051
Liberty Ventures Ser. A †	28,200	1,184,682
ManpowerGroup, Inc.	52,900	4,557,335
Minor International PCL (Thailand)	397,400	427,443
Mondelez International, Inc. Class A	391,300	14,122,017
Monster Beverage Corp. †	53,900	7,459,491
Nestle SA (Switzerland)	72,116	5,444,717
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1
New Oriental Education & Technology Group, Inc. ADR (China) †	7,200	159,624
Nutraceutical International Corp. †	6,627	130,552
On Assignment, Inc. †	15,367	589,632
Papa John’s International, Inc.	6,395	395,275
Philip Morris International, Inc.	62,300	4,693,059
Pinnacle Foods, Inc.	9,972	406,957
Popeyes Louisiana Kitchen, Inc. †	6,983	417,723
Reckitt Benckiser Group PLC (United Kingdom)	12,281	1,052,533
Recruit Holdings Co., Ltd. (Japan) †	6,800	212,449
SABMiller PLC (United Kingdom)	17,036	891,472
Sanderson Farms, Inc. S	3,830	305,060
Sao Martinho SA (Brazil)	39,080	473,875
Seven & i Holdings Co., Ltd. (Japan)	4,100	172,530
Shoprite Holdings, Ltd. (South Africa)	70,543	952,779
Shutterfly, Inc. †	2,079	94,054
Sonic Corp.	14,024	444,561
SpartanNash Co.	14,034	442,913
TrueBlue, Inc. †	24,364	593,263
Unilever NV ADR (Netherlands)	27,958	1,169,590
Unilever PLC (United Kingdom)	20,995	875,666
USANA Health Sciences, Inc. †	1,987	220,795
WH Group, Ltd. 144A (Hong Kong) †	358,605	203,603
WM Morrison Supermarkets PLC (United Kingdom)	20,646	59,016
Wolseley PLC (United Kingdom)	8,441	499,267
Woolworths, Ltd. (Australia)	16,521	370,018
Zalando SE (Germany) †	3,740	93,541
		114,334,591
Dynamic Asset Allocation Growth Fund     27

COMMON STOCKS (63.2%)* cont.	Shares	Value
Energy (4.3%)
Amec Foster Wheeler PLC (United Kingdom)	71,942	$964,327
Baker Hughes, Inc.	67,900	4,317,082
BG Group PLC (United Kingdom)	97,648	1,199,570
BP PLC (United Kingdom)	388,314	2,508,895
Callon Petroleum Co. †	64,500	481,815
Delek US Holdings, Inc.	10,401	413,440
EnCana Corp. (Canada)	18,700	208,770
EP Energy Corp. Class A † S	23,324	244,436
Exxon Mobil Corp.	88,135	7,491,475
Ezion Holdings, Ltd. (Singapore) S	842,980	659,358
Genel Energy PLC (United Kingdom) †	115,232	803,775
Green Plains, Inc.	13,892	396,178
Gulfport Energy Corp. †	3,377	155,038
Halliburton Co.	105,000	4,607,400
Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499
Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499
Marathon Petroleum Corp.	95,300	9,757,767
Northern Oil and Gas, Inc. †	76,026	586,160
Oil States International, Inc. †	17,800	707,906
Phillips 66	151,300	11,892,180
REX American Resources Corp. †	6,391	388,637
Rosetta Resources, Inc. †	4,177	71,093
Royal Dutch Shell PLC Class A (United Kingdom)	63,022	1,872,941
Royal Dutch Shell PLC Class A (United Kingdom)	33,756	1,008,053
Royal Dutch Shell PLC Class B (United Kingdom)	57,422	1,783,874
Schlumberger, Ltd.	155,937	13,011,383
SM Energy Co.	5,931	306,514
Statoil ASA (Norway)	76,054	1,343,767
Stone Energy Corp. †	9,215	135,276
Suncor Energy, Inc. (Canada)	13,700	400,329
Superior Energy Services, Inc.	175,600	3,922,904
Total SA (France)	46,774	2,327,069
Triangle Petroleum Corp. † S	43,730	219,962
Unit Corp. †	4,398	123,056
Vaalco Energy, Inc. †	27,891	68,333
Valero Energy Corp.	201,700	12,832,154
W&T Offshore, Inc. S	9,378	47,922
Whiting Petroleum Corp. †	9,053	279,738
Woodside Petroleum, Ltd. (Australia)	28,922	756,617
YPF SA ADR (Argentina)	22,063	605,629
		88,901,821
Financial (1.6%)
Credit Acceptance Corp. †	1,876	365,820
CTBC Financial Holding Co., Ltd. (Taiwan)	2,577,013	1,709,679
Eurazeo SA (France)	6,475	444,203
Goldman Sachs Group, Inc. (The)	84,121	15,812,224
HSBC Holdings PLC (United Kingdom)	331,306	2,819,473
KKR & Co. LP	9,400	214,414

28     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Financial cont.
Mitsubishi UFJ Financial Group, Inc. (Japan)	242,300	$1,500,211
Morgan Stanley	188,800	6,738,272
Moscow Exchange MICEX-RTS OAO (Russia)	449,830	533,971
Natixis SA (France)	70,655	527,623
Plus500, Ltd. (United Kingdom) S	13,436	136,007
Shriram Transport Finance Co., Ltd. (India)	29,155	518,790
UBS Group AG (Switzerland)	85,660	1,607,635
Virgin Money Holdings UK PLC (United Kingdom) †	67,455	398,160
		33,326,482
Health care (8.6%)
ACADIA Pharmaceuticals, Inc. † S	8,095	263,816
Accuray, Inc. † S	22,085	205,391
Actavis PLC †	1,700	505,954
Actelion, Ltd. (Switzerland)	17,383	2,012,720
Akorn, Inc. †	3,020	143,480
Alere, Inc. †	18,903	924,357
Alkermes PLC †	3,275	199,677
AMAG Pharmaceuticals, Inc. †	25,145	1,374,426
Amedisys, Inc. †	8,884	237,914
AmSurg Corp. †	7,123	438,207
Anthem, Inc. S	69,000	10,654,290
Applied Genetic Technologies Corp. †	7,438	148,686
ARIAD Pharmaceuticals, Inc. † S	92,983	766,180
Asaleo Care, Ltd. (Australia)	55,018	79,111
Astellas Pharma, Inc. (Japan)	166,800	2,733,289
AstraZeneca PLC (United Kingdom)	44,934	3,080,680
AtriCure, Inc. †	9,431	193,241
Bayer AG (Germany)	26,129	3,926,020
BioDelivery Sciences International, Inc. †	18,453	193,757
Biospecifics Technologies Corp. †	4,250	166,388
C.R. Bard, Inc.	28,600	4,786,210
Cardinal Health, Inc.	78,400	7,077,168
Cardiome Pharma Corp. (Canada) †	46,473	430,340
Celgene Corp. †	98,936	11,405,342
Centene Corp. †	4,316	305,098
Charles River Laboratories International, Inc. †	20,800	1,649,232
CHC Healthcare Group (Taiwan)	242,000	484,513
Chemed Corp.	7,675	916,395
China Biologic Products, Inc. (China) †	2,500	238,775
China Pioneer Pharma Holdings, Ltd. (China) S	1,496,000	954,125
Coloplast A/S Class B (Denmark)	26,677	2,018,752
Computer Programs & Systems, Inc.	1,838	99,730
Conatus Pharmaceuticals, Inc. † S	3,232	23,012
Conmed Corp.	7,729	390,237
DexCom, Inc. †	4,426	275,917
Dyax Corp. †	16,072	269,286
Dynavax Technologies Corp. † S	23,333	523,359
Edwards Lifesciences Corp. †	39,600	5,641,416

Dynamic Asset Allocation Growth Fund     29

COMMON STOCKS (63.2%)* cont.	Shares	Value
Health care cont.
Emergent BioSolutions, Inc. †	12,680	$364,677
Enanta Pharmaceuticals, Inc. † S	3,152	96,514
Gilead Sciences, Inc. †	44,200	4,337,346
GlaxoSmithKline PLC (United Kingdom)	104,767	2,399,157
Globus Medical, Inc. Class A †	9,753	246,166
Greatbatch, Inc. †	11,741	679,217
Grifols SA ADR (Spain)	6,905	226,553
Health Net, Inc./CA †	25,446	1,539,229
HealthEquity, Inc. †	11,789	294,607
HealthSouth Corp.	11,123	493,416
Hill-Rom Holdings, Inc.	10,212	500,388
Hisamitsu Pharmaceutical Co., Inc. (Japan)	16,100	661,273
Hua Han Bio-Pharmaceutical Holdings, Ltd. (China)	496,000	118,163
Hyperion Therapeutics, Inc. †	9,068	416,221
ICU Medical, Inc. †	8,621	802,960
Impax Laboratories, Inc. †	12,697	595,108
Indivior PLC (United Kingdom) †	9,661	27,183
Inovio Pharmaceuticals, Inc. † S	5,820	47,491
Insulet Corp. †	6,942	231,516
Insys Therapeutics, Inc. †	8,901	517,415
Intuitive Surgical, Inc. †	5,800	2,929,174
Isis Pharmaceuticals, Inc. † S	6,647	423,214
Jazz Pharmaceuticals PLC †	11,562	1,997,798
Johnson & Johnson	140,382	14,122,429
Kindred Healthcare, Inc.	12,317	293,021
Ligand Pharmaceuticals, Inc. †	1,857	143,193
McKesson Corp.	51,151	11,570,356
Medicines Co. (The) †	7,489	209,842
Mediclinic International, Ltd. (South Africa)	86,627	871,351
Merck & Co., Inc.	297,871	17,121,625
Merck KGaA (Germany)	9,193	1,031,731
Merrimack Pharmaceuticals, Inc. † S	23,381	277,766
Mettler-Toledo International, Inc. †	5,200	1,708,980
MiMedx Group, Inc. † S	21,066	219,086
Nektar Therapeutics † S	15,692	172,612
Netcare, Ltd. (South Africa)	230,963	794,149
Novartis AG (Switzerland)	28,933	2,861,160
Novo Nordisk A/S Class B (Denmark)	37,209	1,990,926
Omega Healthcare Investors, Inc. R	5,266	213,642
OncoMed Pharmaceuticals, Inc. † S	4,692	120,960
OraSure Technologies, Inc. †	36,029	235,630
Otsuka Holdings Company, Ltd. (Japan)	36,500	1,143,140
Pacira Pharmaceuticals, Inc. †	2,334	207,376
Pfizer, Inc.	617,581	21,485,643
POZEN, Inc. †	31,612	244,045
Prestige Brands Holdings, Inc. †	9,623	412,730
Prothena Corp. PLC (Ireland) †	17,465	666,115
Providence Service Corp. (The) †	7,351	390,485

30     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Health care cont.
PTC Therapeutics, Inc. †	2,880	$175,248
Puma Biotechnology, Inc. †	946	223,360
RadNet, Inc. †	30,347	254,915
Receptos, Inc. †	2,998	494,340
Repligen Corp. †	10,721	325,490
Retrophin, Inc. †	5,890	141,124
Roche Holding AG-Genusschein (Switzerland)	11,325	3,122,786
Sanofi (France)	31,053	3,055,648
Select Medical Holdings Corp.	32,753	485,727
Shionogi & Co., Ltd. (Japan)	5,500	183,520
Shire PLC (United Kingdom)	19,098	1,518,680
Sientra, Inc. †	4,602	88,312
Spectranetics Corp. (The) † S	10,152	352,884
STAAR Surgical Co. †	21,429	159,217
Steris Corp.	2,855	200,621
Sucampo Pharmaceuticals, Inc. Class A †	15,470	240,713
Surgical Care Affiliates, Inc. †	10,644	365,409
Suzuken Co., Ltd. (Japan)	11,220	342,661
Takeda Pharmaceutical Co., Ltd. (Japan)	8,000	399,876
TESARO, Inc. †	4,375	251,125
Threshold Pharmaceuticals, Inc. †	25,420	103,205
Trevena, Inc. †	12,681	82,680
Trinity Biotech PLC ADR (Ireland)	6,302	121,314
Triple-S Management Corp. Class B (Puerto Rico) †	5,117	101,726
UCB SA (Belgium)	4,774	344,020
West Pharmaceutical Services, Inc.	10,280	618,959
XenoPort, Inc. †	41,317	294,177
		178,237,007
Insurance (2.6%)
ACE, Ltd.	2,296	255,981
Admiral Group PLC (United Kingdom)	13,053	295,825
Ageas (Belgium)	36,029	1,293,574
AIA Group, Ltd. (Hong Kong)	495,800	3,107,429
Allianz SE (Germany)	13,260	2,304,081
Allied World Assurance Co. Holdings AG	15,089	609,596
American Equity Investment Life Holding Co.	18,228	530,982
American International Group, Inc.	8,900	487,631
Amtrust Financial Services, Inc.	10,480	597,203
Aon PLC	99,342	9,548,753
Aspen Insurance Holdings, Ltd.	14,000	661,220
Assicurazioni Generali SpA (Italy)	79,170	1,558,008
AXA SA (France)	60,215	1,518,422
Axis Capital Holdings, Ltd.	40,200	2,073,516
BB Seguridade Participacoes SA (Brazil)	94,492	971,107
Challenger, Ltd. (Australia)	147,355	802,380
China Life Insurance Co., Ltd. (China)	174,000	765,164
CNO Financial Group, Inc.	19,530	336,307
CNP Assurances (France)	98,533	1,723,603

Dynamic Asset Allocation Growth Fund     31

COMMON STOCKS (63.2%)* cont.	Shares	Value
Insurance cont.
Employers Holdings, Inc.	21,619	$583,497
Essent Group, Ltd. (Bermuda) †	7,046	168,470
Everest Re Group, Ltd.	17,500	3,045,000
Federated National Holding Co.	24,331	744,529
Genworth Financial, Inc. Class A †	37,281	272,524
HCI Group, Inc.	10,622	487,231
Heritage Insurance Holdings, Inc. †	24,671	543,009
Insurance Australia Group, Ltd. (Australia)	301,683	1,398,299
Intact Financial Corp. (Canada)	3,000	226,016
Legal & General Group PLC (United Kingdom)	344,170	1,420,654
Maiden Holdings, Ltd. (Bermuda)	16,705	247,735
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,380	945,218
Old Mutual PLC (South Africa)	226,377	749,298
PartnerRe, Ltd.	29,600	3,384,168
Prudential PLC (United Kingdom)	92,925	2,300,842
Reinsurance Group of America, Inc. Class A	25,700	2,394,983
SCOR SE (France)	6,944	234,541
St James’s Place PLC (United Kingdom)	12,156	168,202
Symetra Financial Corp.	16,755	393,072
United Insurance Holdings Corp.	27,392	616,320
XL Group PLC	102,700	3,779,360
		53,543,750
Investment banking/Brokerage (0.1%)
Ashford, Inc. †	335	39,785
China Cinda Asset Management Co., Ltd. (China) †	1,621,000	801,293
Deutsche Bank AG (Germany)	29,676	1,032,489
Gain Capital Holdings, Inc.	27,586	269,515
KCG Holdings, Inc. Class A †	38,483	471,802
		2,614,884
Real estate (2.4%)
AG Mortgage Investment Trust, Inc. R	4,593	86,532
Agree Realty Corp. R	7,764	255,979
American Capital Agency Corp. R	134,200	2,862,486
Apollo Commercial Real Estate Finance, Inc. R	11,907	204,562
Apollo Residential Mortgage, Inc. R	1,794	28,591
Arlington Asset Investment Corp. Class A	5,283	127,109
ARMOUR Residential REIT, Inc. R	24,623	78,055
Ashford Hospitality Trust, Inc. R	29,019	279,163
Bumi Serpong Damai Tbk PT (Indonesia)	3,008,100	489,804
CBL & Associates Properties, Inc. R	10,406	206,039
CBRE Group, Inc. Class A †	156,200	6,046,502
China Overseas Land & Investment, Ltd. (China)	294,000	950,990
China Resources Land, Ltd. (China)	201,777	568,707
CYS Investments, Inc. R	14,918	132,919
DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	1,065,202	594,534
Dexus Property Group (Australia) R	180,360	1,038,196
Education Realty Trust, Inc. R	15,291	540,996

32     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Real estate cont.
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) R	876,284	$992,190
EPR Properties R	4,327	259,750
Equity Commonwealth †R	10,660	283,023
Equity Lifestyle Properties, Inc. R	12,200	670,390
First Industrial Realty Trust R	9,312	199,556
Foxtons Group PLC (United Kingdom)	67,769	206,284
GPT Group (Australia) R	334,918	1,163,414
Hammerson PLC (United Kingdom) R	82,831	816,535
Hersha Hospitality Trust R	65,972	426,839
Hibernia REIT PLC (Ireland) R	573,632	720,981
Invesco Mortgage Capital, Inc. R	7,544	117,158
Investors Real Estate Trust R S	20,992	157,440
Japan Hotel REIT Investment Corp. (Japan) R	187	133,074
Jones Lang LaSalle, Inc.	16,900	2,879,760
Kawasan Industri Jababeka Tbk PT (Indonesia)	35,514,700	896,691
Kennedy-Wilson Holdings, Inc.	5,762	150,619
KWG Property Holding, Ltd. (China)	692,000	491,300
Lexington Realty Trust R	41,595	408,879
LTC Properties, Inc. R	10,982	505,172
MFA Financial, Inc. R	24,755	194,574
Mitsubishi Estate Co., Ltd. (Japan)	22,000	510,637
Mitsui Fudosan Co., Ltd. (Japan)	9,000	264,505
National Health Investors, Inc. R	6,136	435,717
New Residential Investment Corp. R	45,170	678,905
Oberoi Realty, Ltd. (India)	48,640	220,723
One Liberty Properties, Inc. R	10,165	248,229
Outfront Media, Inc. R	51,595	1,543,722
Post Properties, Inc. R	7,595	432,383
Public Storage R	38,695	7,628,332
Ramco-Gershenson Properties Trust R	12,177	226,492
Regus PLC (United Kingdom)	137,058	442,354
Scentre Group (Australia) R	76,716	217,968
Select Income REIT R	7,688	192,123
Sovran Self Storage, Inc. R	1,370	128,698
Starwood Property Trust, Inc. R	5,851	142,179
Sumitomo Realty & Development Co., Ltd. (Japan)	11,000	396,109
Sumitomo Warehouse Co., Ltd. (The) (Japan)	70,000	387,740
Summit Hotel Properties, Inc. R	26,548	373,530
Supalai PCL (Thailand)	870,400	575,095
Taubman Centers, Inc. R	8,000	617,040
Tokyo Tatemono Co., Ltd. (Japan)	192,000	1,407,099
Two Harbors Investment Corp. R	294,300	3,125,466
Universal Health Realty Income Trust R	2,573	144,731
Vornado Realty Trust R	11,600	1,299,200
Westfield Group (Australia)	61,570	446,662
Wheelock and Co., Ltd. (Hong Kong)	304,000	1,551,810
		49,802,242

Dynamic Asset Allocation Growth Fund     33

COMMON STOCKS (63.2%)* cont.	Shares	Value
Technology (10.4%)
Activision Blizzard, Inc.	221,600	$5,035,860
Advanced Energy Industries, Inc. †	19,520	500,883
Advanced Semiconductor Engineering, Inc. (Taiwan)	745,000	1,010,519
Alcatel-Lucent (France) †	126,589	479,066
Alibaba Group Holding, Ltd. ADR (China) †	10,482	872,522
Amdocs, Ltd.	69,300	3,769,920
AOL, Inc. †	12,380	490,372
Apple, Inc.	266,068	33,106,841
ASML Holding NV (Netherlands)	15,877	1,617,770
Aspen Technology, Inc. †	6,107	235,058
Avago Technologies, Ltd.	46,700	5,929,966
AVG Technologies NV (Netherlands) †	8,684	188,009
Baidu, Inc. ADR (China) †	6,747	1,406,075
Broadcom Corp. Class A	215,674	9,337,606
Brother Industries, Ltd. (Japan)	75,100	1,195,836
CACI International, Inc. Class A †	6,569	590,684
Cavium, Inc. † S	1,855	131,371
Ceva, Inc. †	13,035	277,906
Cirrus Logic, Inc. †	6,903	229,594
Computer Sciences Corp.	101,100	6,599,808
Constant Contact, Inc. †	5,822	222,459
Cornerstone OnDemand, Inc. †	5,888	170,104
Cray, Inc. †	7,154	200,884
Cypress Semiconductor Corp. †	52,481	740,507
DSP Group, Inc. †	30,687	367,630
Dun & Bradstreet Corp. (The)	26,500	3,401,540
eBay, Inc. †	259,800	14,985,264
Electronic Arts, Inc. †	12,900	758,714
EMC Corp.	161,400	4,125,384
EnerSys	11,238	721,929
Engility Holdings, Inc.	14,267	428,581
Fairchild Semiconductor International, Inc. †	10,137	184,291
FANUC Corp. (Japan)	11,700	2,556,762
FUJIFILM Holdings Corp. (Japan)	35,600	1,267,968
Fujitsu, Ltd. (Japan)	158,000	1,078,417
GenMark Diagnostics, Inc. †	22,317	289,675
Glu Mobile, Inc. †	93,125	466,556
Google, Inc. Class A †	30,436	16,882,849
HCL Technologies, Ltd. (India)	68,808	1,077,693
Hollysys Automation Technologies, Ltd. (China)	53,071	1,054,521
Hoya Corp. (Japan)	59,100	2,370,738
Iliad SA (France)	535	124,994
Infosys, Ltd. (India)	26,321	931,540
IntraLinks Holdings, Inc. †	18,103	187,185
Japan Display, Inc. (Japan) †	47,200	169,971
Konica Minolta Holdings, Inc. (Japan)	14,300	145,442
L-3 Communications Holdings, Inc.	61,709	7,762,375
Leidos Holdings, Inc.	53,700	2,253,252

34     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Technology cont.
Lenovo Group, Ltd. (China)	116,000	$168,963
Lexmark International, Inc. Class A	4,910	207,889
LivePerson, Inc. †	8,238	84,316
Manhattan Associates, Inc. †	6,346	321,171
Marvell Technology Group, Ltd.	255,100	3,749,970
MAXIMUS, Inc.	3,750	250,350
Mellanox Technologies, Ltd. (Israel) †	4,019	182,221
Mentor Graphics Corp.	40,686	977,685
Microsemi Corp. †	6,472	229,109
Microsoft Corp.	43,709	1,776,989
MobileIron, Inc. †	18,618	172,403
Monolithic Power Systems, Inc.	3,648	192,067
MTS Systems Corp.	2,518	190,487
Murata Manufacturing Co., Ltd. (Japan)	3,100	427,087
NetApp, Inc.	176,900	6,272,874
Netscout Systems, Inc. †	4,706	206,358
NIC, Inc.	8,590	151,785
Nimble Storage, Inc. † S	6,676	148,942
NTT Data Corp. (Japan)	15,500	675,376
Oracle Corp.	392,468	16,934,994
Pandora Media, Inc. †	10,200	165,342
Perficient, Inc. †	12,369	255,915
Plantronics, Inc.	2,225	117,814
Plexus Corp. †	11,712	477,498
Power Integrations, Inc.	4,372	227,694
Proofpoint, Inc. †	4,378	259,265
PROS Holdings, Inc. †	6,658	164,519
QAD, Inc. Class A	11,930	288,706
QLogic Corp. †	56,190	828,241
Quantum Corp. †	117,631	188,210
Rovi Corp. †	12,177	221,743
Samsung Electronics Co., Ltd. (South Korea)	3,879	5,028,358
Sanmina Corp. †	10,925	264,276
SAP AG (Germany)	6,380	463,288
Sartorius AG (Preference) (Germany)	1,985	253,144
Semtech Corp. †	6,373	169,809
Silergy Corp. (Taiwan)	25,777	195,947
SK Hynix, Inc. (South Korea) †	32,480	1,327,960
Skyworth Digital Holdings, Ltd. (China)	1,261,517	991,002
SoftBank Corp. (Japan)	28,800	1,674,130
SolarWinds, Inc. †	11,578	593,257
Sparton Corp. †	4,037	98,907
SS&C Technologies Holdings, Inc.	5,730	356,979
Sumco Corp. (Japan) S	19,800	332,992
Symantec Corp.	236,168	5,518,065
Synaptics, Inc. † S	10,494	853,215
Synchronoss Technologies, Inc. †	5,626	267,010
SYNNEX Corp. S	4,901	378,602

Dynamic Asset Allocation Growth Fund     35

COMMON STOCKS (63.2%)* cont.	Shares	Value
Technology cont.
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	819,350	$3,801,227
Tencent Holdings, Ltd. (China)	133,200	2,518,097
Tyler Technologies, Inc. †	2,777	334,712
Ultimate Software Group, Inc. †	1,674	284,505
Ultra Clean Holdings, Inc. †	37,798	270,256
United Internet AG (Germany)	24,907	1,135,615
Veeva Systems, Inc. Class A † S	7,708	196,785
VeriFone Systems, Inc. †	9,315	325,000
Verint Systems, Inc. †	5,655	350,214
Western Digital Corp.	90,848	8,268,076
Xcerra Corp. †	56,948	506,268
Xerox Corp.	442,800	5,689,980
		216,896,550
Transportation (1.5%)
Adani Ports & Special Economic Zone, Ltd. (India)	74,394	366,041
Aegean Marine Petroleum Network, Inc. (Greece) S	36,830	529,247
Aena SA (Spain) †	1,933	194,357
Air Arabia PJSC (United Arab Emirates) †	1,341,494	517,434
ANA Holdings, Inc. (Japan)	697,000	1,868,596
ArcBest Corp.	11,963	453,278
ComfortDelgro Corp., Ltd. (Singapore)	582,200	1,225,582
Delta Air Lines, Inc.	13,477	605,926
Deutsche Post AG (Germany)	33,819	1,057,943
Hawaiian Holdings, Inc. † S	27,168	598,375
International Consolidated Airlines Group SA (Spain) †	34,783	310,942
Japan Airlines Co., Ltd. (Japan)	7,500	233,768
JetBlue Airways Corp. † S	48,643	936,378
Matson, Inc.	4,100	172,856
Quality Distribution, Inc. †	52,524	542,573
Saia, Inc. †	10,577	468,561
Scorpio Tankers, Inc.	29,488	277,777
Southwest Airlines Co.	261,500	11,584,450
Spirit Airlines, Inc. †	6,853	530,148
Swift Transportation Co. †	35,985	936,330
Turk Hava Yollari Anonim Ortakligi (Turkey) †	192,697	635,570
Union Pacific Corp.	64,300	6,964,333
Universal Truckload Services, Inc.	1,127	28,378
		31,038,843
Utilities and power (1.9%)
Alliant Energy Corp.	9,100	573,300
Centrica PLC (United Kingdom)	237,849	892,144
China Resources Power Holdings Co., Ltd. (China)	474,000	1,189,513
Concord New Energy Group, Ltd. (China) †	11,220,000	781,661
Edison International	123,100	7,690,057
Enel SpA (Italy)	277,998	1,252,188
Enersis SA ADR (Chile)	39,289	638,839
ENI SpA (Italy)	62,586	1,083,235
Entergy Corp.	148,424	11,501,376
First Gen Corp. (Philippines)	364,400	249,774

36     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value
Utilities and power cont.
Huadian Fuxin Energy Corp, Ltd. (China)	1,394,000	$681,675
Korea Electric Power Corp. (KEPCO) (South Korea)	13,740	565,845
OGE Energy Corp.	74,400	2,351,784
Origin Energy, Ltd. (Australia)	18,097	155,098
Red Electrica Corporacion SA (Spain)	26,641	2,161,562
RWE AG (Germany)	8,768	224,182
SSE PLC (United Kingdom)	11,006	244,455
Tokyo Gas Co., Ltd. (Japan)	386,000	2,431,004
UGI Corp.	97,450	3,175,896
United Utilities Group PLC (United Kingdom)	95,810	1,325,757
Veolia Environnement SA (France)	26,732	506,041
		39,675,386
Total common stocks (cost $1,084,967,070)		$1,316,670,256

CORPORATE BONDS AND NOTES (11.2%)*	Principal amount	Value
Basic materials (0.7%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$215,000	$215,561
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	70,000	78,875
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	54,000	56,217
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	35,000	38,104
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	30,000	32,109
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	42,000
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	617,000	754,668
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	42,000	44,100
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	871,000	975,957
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	199,000	208,950
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	94,000	94,705
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	255,000	275,400
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	88,000	98,391
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	60,000	65,578
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	57,000	68,682
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	140,000	140,525
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	183,000	185,745
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	196,713
Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	495,000	502,672
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	283,430
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	140,000	145,365
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	53,000	52,338
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	115,000	106,088

Dynamic Asset Allocation Growth Fund     37

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 1/8s, 2023	$380,000	$386,989
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	235,000	251,450
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	115,000	132,969
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	205,000	211,150
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	62,000	56,730
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	10,000	8,825
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	180,000	187,200
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	165,000	171,600
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	146,000	156,220
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	174,000	174,000
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	40,000	40,100
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	227,000	246,295
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	174,000	185,745
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	135,000	168,483
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	130,000	129,449
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	175,000	185,500
Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	180,000	189,053
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	19,000	19,529
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	140,000	123,900
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	140,000	1
Monsanto Company sr. unsec. notes 5 1/2s, 2025	405,000	487,383
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	14,000	16,595
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	6,000	6,987
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	95,000	97,613
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	90,000	88,988
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	145,000	156,058
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	135,000	140,400
PQ Corp. 144A sr. notes 8 3/4s, 2018	185,000	191,475
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	885,000	889,875
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub. notes 3 1/2s, 2020 (Australia)	10,000	10,545
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	210,000	225,502

38     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Basic materials cont.
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	$915,000	$952,744
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	140,000	136,850
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	193,000	194,930
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	115,000	112,650
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	65,000	73,125
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	45,000	47,363
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	112,000	124,600
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	145,000	152,069
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	70,000	72,450
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	50,000	51,000
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	72,600
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	28,000	29,890
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	34,000	36,210
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	17,000	17,213
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	100,000	101,375
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	30,000	30,188
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	170,000	170,425
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	28,000	29,610
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	30,000	30,600
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	238,000	227,885
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	160,000	225,974
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	179,000	241,367
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	355,000	476,942
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	220,000	234,850
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	125,000	129,688
		13,971,380
Capital goods (0.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	431,000	450,395
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	294,000	334,425

Dynamic Asset Allocation Growth Fund     39

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Capital goods cont.
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	$120,000	$120,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	80,000	80,500
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	75,000	76,875
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	75,000	75,563
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	76,000	78,090
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	199,000	219,149
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	105,000	118,015
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	130,813
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	115,000	113,491
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	305,000	334,088
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	885,000	986,963
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	300,000	302,625
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	100,000	114,500
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	235,000	235,901
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	590,000	632,775
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	260,000	246,675
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	150,000	150,254
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	100,000	98,252
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	80,000	83,400
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	65,000	64,838
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	595,000	842,812
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	135,000	145,125
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	130,000	121,550
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	75,000	77,250
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	225,000	241,031
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	145,000	150,438
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	95,000	97,850
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	145,000	149,169
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	213,000	225,248
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	75,649
40     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/ Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	$67,000	$69,261
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/ Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	120,000	128,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/ Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	100,000	107,000
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	190,000	197,600
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	140,000	148,400
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	39,000	40,560
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	227,000	232,675
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	39,000	41,925
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	39,000	39,195
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	28,000	27,650
United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	144,188
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	100,000	107,750
		8,458,463
Communication services (1.0%)
Adelphia Communications Corp. escrow bonds zero %, 2015	200,000	1,500
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	140,000	173,573
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	203,716
American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	236,512
AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	475,000	538,252
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	885,000	887,998
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	367,000	412,875
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	56,000	63,420
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	104,000	115,440
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	94,000	98,583
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	76,000	77,900
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	146,000	147,825
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	115,000	122,906
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	165,000	171,806
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	155,000	159,650
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	90,000	92,025

Dynamic Asset Allocation Growth Fund     41

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Communication services cont.
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	$154,000	$169,593
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	34,000	35,700
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	890,000	976,070
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	393,000	558,219
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	35,000	47,562
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.45s, 2037	185,000	250,511
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	297,000	311,850
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	81,000	83,835
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	188,000	209,150
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	123,000	125,460
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	195,000	298,086
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	103,000	115,103
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	175,000	175,219
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	20,000	20,050
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	42,000	43,733
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	127,000	137,795
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	39,000	42,900
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	73,000	70,445
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	146,000	150,198
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	178,000	163,760
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	413,000	380,993
Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	90,000	130,133
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	60,000	61,614
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	129,000	139,804
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	147,000	156,923
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	161,000	168,849
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	130,000	133,250
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	50,000	46,375
Numericable Group SA 144A sr. notes 6s, 2022 (France)	400,000	405,143
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	145,163

42     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Communication services cont.
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	$112,000	$115,360
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	315,000	361,069
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	98,823
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	225,000	323,980
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	48,000	50,460
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	222,000	230,228
Sprint Capital Corp. company guaranty 6 7/8s, 2028	675,000	619,313
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	157,000	170,345
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	87,000	88,088
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	234,000	268,515
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	418,000	426,360
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	504,000	506,520
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	25,000	26,344
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	62,000	65,023
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	202,000	211,595
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	59,000	60,844
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	90,000	92,871
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	174,000	181,395
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	280,000	288,750
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	60,000	61,481
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	281,940
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	523,750
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	327,000	359,833
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	120,000	164,020
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	237,000	275,798
Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	618,000	628,728
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	60,000	74,888
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	335,000	341,249
Verizon Communications, Inc. 144A sr. unsec. unsub. notes 4.522s, 2048	2,009,000	1,999,891
Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	267,000	333,428
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	182,000	187,460

Dynamic Asset Allocation Growth Fund     43

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Communication services cont.
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	$1,532,000	$1,523,523
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	126,750
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	269,000	289,175
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	269,000	291,529
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	112,000	111,720
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	111,000	99,623
		21,118,136
Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	1,225,000	1,847,882
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	165,000	164,588
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	871,000	871,145
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	104,000	113,880
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	101,000	104,788
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	185,000	192,400
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	62,000	69,671
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	446,000	490,600
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	460,000	507,244
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	213,000	210,870
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	158,000	130,350
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	185,000	193,325
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	87,000	90,280
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	73,000	77,563
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	280,000	284,200
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	930,000	1,289,937
CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	227,570
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	123,000	133,763
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	118,000	121,835
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	42,000	42,945

44     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	$34,000	$34,510
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	70,000	69,650
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	25,000	26,813
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	168,000	177,240
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	560,000	589,400
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	82,000	80,360
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	95,000	97,969
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	179,000	190,635
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	56,000	58,240
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	185,000	193,325
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	400,000	388,703
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	156,000	169,260
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	395,000	445,906
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	65,000	68,413
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	45,000	47,138
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	84,000	86,520
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	146,000	197,443
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	465,000	763,118
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	515,000	711,004
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	310,767
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	480,000	599,765
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	81,000	84,443
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	109,000	114,178
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	150,000	153,000
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	207,000	201,577
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	110,000	134,757
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	160,000	173,654
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018	463,000	471,681
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016	318,000	321,549
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025	55,000	56,095
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	115,000	115,288

Dynamic Asset Allocation Growth Fund     45

CORPORATE BONDS AND NOTES (11.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		$179,000	$183,475
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		281,000	288,728
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		196,000	206,290
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	227,000	188,412
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$46,000	23,000
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		460,000	567,264
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	177,472
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	103,019
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		421,000	468,351
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		188,000	196,930
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	50,472
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		210,000	212,100
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		338,000	323,635
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		349,000	345,510
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019		208,000	206,700
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		90,000	92,475
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		112,000	120,960
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		143,000	148,452
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		120,000	116,400
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		265,000	265,663
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		250,000	268,043
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		123,000	140,528
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		73,000	80,300
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		115,000	121,038
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		85,000	88,613
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023		174,000	184,875
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022		206,000	209,605
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019		80,000	82,600
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		380,000	394,250
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029		275,000	357,056

46     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	$220,000	$246,418
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	178,000	180,628
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	15,000	19,419
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	80,000	82,000
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	260,000	250,250
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	40,000	40,800
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	225,000	241,313
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	250,000	253,725
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	145,000	165,300
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	170,000	181,263
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	411,616	445,574
Navistar International Corp. sr. notes 8 1/4s, 2021	252,000	245,385
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	180,000	183,600
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	355,000	376,300
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	120,000	127,200
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	275,000	283,250
Nordstrom, Inc. sr. unsec. notes 5s, 2044	115,000	132,683
Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	465,000	618,765
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	280,000	295,680
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	190,000	203,300
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	55,000	57,461
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	95,000	100,463
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	185,000	193,788
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 5 5/8s, 2024	15,000	15,713
Owens Corning company guaranty sr. unsec. notes 9s, 2019	79,000	95,518
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	227,000	225,298
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	172,000	180,600
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	135,000	139,050
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	101,000	106,303
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	80,000	82,200

Dynamic Asset Allocation Growth Fund     47

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	$220,000	$223,887
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	199,000	222,383
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	101,000	117,665
QVC, Inc. company guaranty sr. notes 4.85s, 2024	200,000	207,911
QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	110,000	110,750
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	143,000	144,609
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	66,000	67,320
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	141,000	149,460
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	207,000	216,833
Sabre GLBL, Inc. 144A sr. notes 8 1/2s, 2019	92,000	98,440
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	50,000	45,000
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	50,000	37,250
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	140,000	143,150
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	375,000	350,625
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	118,000	124,785
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	45,000	46,181
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	32,000	33,526
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	40,000	40,700
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	137,000	143,165
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	277,000	288,773
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	39,000	41,243
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	277,000	284,618
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	6,000	6,405
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	11,000	11,660
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	120,000	126,600
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	85,000	90,738
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	151,000	160,060
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	80,000	82,200
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	140,000	133,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	50,055

48     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	$67,000	$65,493
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	101,000	99,738
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	171,000	181,260
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	220,000	226,630
Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	30,000	30,218
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	90,000	95,927
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	885,000	887,628
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	300,000	293,250
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	42,000	42,788
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	85,000	86,806
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	50,000	51,063
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	277,000	296,044
Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	105,000	106,575
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	754,385
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	83,153
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	34,437
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	885,000	885,480
		34,298,917
Consumer staples (0.7%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	138,000	148,122
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	5,000	6,415
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	255,000	253,429
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	885,000	886,112
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	640,000	1,000,365
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	315,000	362,838
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	300,000	319,500
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	154,000	158,428
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	335,000	346,725
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	197,000	202,910
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	13,000	16,019

Dynamic Asset Allocation Growth Fund     49

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Consumer staples cont.
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	$122,000	$125,103
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	194,749
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	125,000	123,438
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	409,000	423,315
Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	205,000	214,726
ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	532,000	621,972
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	42,000	43,155
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	175,000	187,906
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	129,000	147,060
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	15,000	15,863
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	15,000	15,450
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	258,000	258,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	34,000	34,213
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	885,000	904,848
CVS Pass-Through Trust sr. notes 6.036s, 2028	11,475	13,429
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	169,554	185,459
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	145,000	145,544
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	416,000	419,892
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	264,000	232,320
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	470,000	475,483
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	308,000	415,327
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042	226,000	263,564
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	86,000	89,576
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	235,000	239,404
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	59,000	62,688
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	68,656
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	55,000	58,094
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	180,000	232,855
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	340,000	464,187
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	49,000	50,838
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	378,000	405,405
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	73,508

50     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Consumer staples cont.
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	$174,000	$216,422
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	135,000	143,343
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	224,244
PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	65,000	69,204
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	879,000	882,886
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	135,000	138,038
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	126,000	127,575
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	196,000	202,370
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	190,000	194,750
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	250,000	280,897
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	132,000	148,813
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	188,000	218,803
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	95,000	100,216
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	50,000	54,875
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	79,000	81,568
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	135,000	137,531
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	168,000	177,870
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	185,000	186,388
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	240,000	247,417
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	190,000	204,250
		14,944,350
Energy (1.0%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	190,000	47,975
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	18,000	19,214
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	225,000	279,114
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022	123,000	118,080
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	105,000	103,950
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	126,000	122,220
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	15,000	16,022
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	124,000	126,010
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	134,000	122,610

Dynamic Asset Allocation Growth Fund     51

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Energy cont.
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	$19,000	$17,433
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	430,000	439,907
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315s, 2020 (United Kingdom)	185,000	186,469
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	885,000	895,655
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	89,000	78,988
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024	290,000	254,475
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	260,000	234,650
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,185,000	1,282,383
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	160,000	110,400
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	42,000	40,950
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	90,000	84,375
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	179,000	133,803
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	871,000	871,771
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	193,000	202,409
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	179,000	180,343
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	76,000	76,570
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada) (In default) †	105,000	6,300
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	885,000	881,746
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	109,000	98,645
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	34,000	32,130
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	181,000	161,995
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	30,000	29,781
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	104,000	61,360
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022	182,000	165,620
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	179,000	189,740

52     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Energy cont.
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	$47,000	$49,879
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	108,000	79,380
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	375,000	384,375
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	45,000	31,725
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	357,000	248,115
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	97,467
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	132,000	142,230
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	42,000	43,260
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	65,000	61,100
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	60,000	81,744
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	210,000	135,450
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	256,000	184,320
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	95,000	75,109
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	336,000	265,440
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	275,000	159,500
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	219,450
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	105,000	106,063
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	245,000	207,023
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	75,000	72,375
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	215,000	209,625
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	245,000	140,875
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	180,000	102,150
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	80,000	26,400
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	285,000	94,763
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	400,000	401,000
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	188,000	112,142

Dynamic Asset Allocation Growth Fund     53

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	$1,247,000	$823,145
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	515,000	160,423
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	250,000	279,500
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	250,000	264,625
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	55,000	55,685
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	300,000	306,740
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	885,000	915,336
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	85,000	83,725
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	179,000	166,470
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	112,000	105,280
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	700,000	743,750
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	67,000	69,345
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	361,000	97,470
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	180,000	184,500
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	80,000	36,800
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	286,000	233,805
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	270,000	271,773
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	950,000	1,028,980
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	67,000	67,838
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	73,000	74,095
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	28,000	28,560
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	110,000	132,166
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	42,000	23,948
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	871,000	880,771
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	75,000	60,563
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	160,000	151,600
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	685,000	801,221
Whiting Canadian Holding Co. ULC company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	263,000	275,493
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	322,000	320,390
Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	161,565

54     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Energy cont.
Williams Cos., Inc. (The) notes 7 3/4s, 2031	$11,000	$12,617
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	34,826
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	400,000	387,405
Williams Partners LP sr. unsec. notes 5.4s, 2044	128,000	127,991
Williams Partners LP sr. unsec. notes 4.3s, 2024	127,000	128,086
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	56,000	59,332
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	289,000	292,251
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	59,000	54,870
		21,306,998
Financials (3.6%)
Abbey National Treasury Services PLC/London company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	950,000	953,259
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	625,031
Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	308,067
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	135,000	137,189
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	146,000	155,490
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	272,000	340,000
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	101,000	120,443
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	269,000	315,066
Ally Financial, Inc. unsec. sub. notes 8s, 2018	109,000	123,170
American Express Co. jr. unsec. sub. FRN notes Ser. C, 4.9s, perpetual maturity	230,000	228,872
American Express Co. sr. unsec. notes 7s, 2018	617,000	712,832
American Express Co. sr. unsec. notes 6.15s, 2017	375,000	416,897
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	412,000	584,237
American International Group, Inc. sr. unsec. notes Ser. MTN, 5.85s, 2018	437,000	488,549
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	410,000	398,725
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	243,402
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	425,000	452,625
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	305,000	341,030
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)	200,000	217,000
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	185,940
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	75,000	79,313
Bank of America Corp. jr. unsec. sub. FRN notes Ser. AA, 6.1s, perpetual maturity	1,143,000	1,154,430
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	565,000	567,185
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,227,000	1,236,263
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	871,000	895,544

Dynamic Asset Allocation Growth Fund     55

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Financials cont.
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	$270,000	$274,794
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	20,000	20,307
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	885,000	885,601
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	895,000	892,364
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	375,000	513,014
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,486,000	1,463,710
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	370,000	382,025
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	90,000	99,005
BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)	1,056,000	1,057,615
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	112,203
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	450,000	497,675
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	325,000	347,664
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	210,708
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	947,000	1,013,722
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	75,000	80,625
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	137,000	143,165
CIT Group, Inc. sr. unsec. notes 5s, 2023	87,000	89,175
CIT Group, Inc. sr. unsec. notes 5s, 2022	342,000	350,978
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	118,000	124,195
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	109,000	112,815
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	62,000	61,380
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	213,000	228,443
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	146,000	151,840
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	14,000	14,105
Citigroup, Inc. jr. unsec. sub. FRN notes 5 7/8s, perpetual maturity	63,000	63,788
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	13,699
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	983,000	1,036,032
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	815,000	969,850
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds Ser. GMTN, 1 5/8s, 2018	385,000	386,719
Commonwealth Bank of Australia/New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	1,210,000	1,213,072
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	104,000	55,380
56     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Financials cont.
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	$792,000	$825,425
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021	143,000	136,923
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2023	85,000	83,831
Credit Agricole SA 144A jr. unsec. sub. FRN notes 7 7/8s, perpetual maturity (France)	340,000	360,075
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	490,000	526,138
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	150,000	186,946
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	609,000	608,337
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	967,000	1,065,699
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	190,000	148,675
Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	124,125
Duke Realty LP company guaranty sr. unsec. notes 6 3/4s, 2020 R	110,000	130,736
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	16,000	17,183
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	140,000	147,700
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	170,000	172,550
EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	408,901
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	385,000	387,888
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	156,000	148,200
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	230,000	247,294
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,245,000	1,722,021
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,315,000	1,423,054
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	793,000	467,870
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	345,313
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	399,338
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	494,000	504,093
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	160,156
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	100,000	114,640
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	420,000	496,344
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	193,688
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	110,000	112,555
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	833,000	1,261,995
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	200,000	203,300
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	688,000	816,952

Dynamic Asset Allocation Growth Fund     57

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Financials cont.
HSBC USA Capital Trust I 144A company guaranty jr. unsec. sub. notes 7.808s, 2026	$180,000	$181,463
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	30,000	29,775
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	234,000	239,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	322,000	334,494
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	174,000	179,220
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,960,000	2,228,877
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	45,000	49,444
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	146,000	163,338
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	300,000	300,375
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	200,000	204,698
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	98,000	104,370
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	55,000	55,000
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	363,000	390,679
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	882,000	895,070
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	962,000	977,464
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	1,054,000	1,288,515
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,768,000	1,878,500
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024 (United Kingdom)	200,000	207,737
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	185,000	210,900
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	90,000	90,760
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,030,000	1,253,933
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	885,000	944,544
Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	156,829
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	385,000	410,937
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	966,000	1,028,397
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,769
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	280,150
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	475,000	485,438
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	220,000	225,500
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	101,850
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	135,000	218,375
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	243,000	259,403

58     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	$70,000	$73,150
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	115,000	99,475
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	140,000	144,025
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	100,000	103,250
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	32,000	33,200
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	230,000	220,800
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	890,000	892,995
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	259,228
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	346,000	364,814
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	166,170
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	160,000	188,000
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	413,220
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	146,700
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	81,720
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	885,000	903,652
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	505,000	553,606
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	130,000	144,604
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	760,000	797,324
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	515,000	540,306
Santander Holdings USA, Inc./PA sr. unsec. unsub. notes 4 5/8s, 2016	63,000	65,254
Santander Issuances SAU 144A company guaranty sr. unsec. unsub. notes 5.911s, 2016 (Spain)	500,000	522,456
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	355,000	381,010
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	220,000	205,150
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	320,000	311,466
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	35,000	35,886
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	35,000	35,300
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	802,000	803,537
Societe Generale SA company guaranty sr. unsec. notes 2 3/4s, 2017 (France)	375,000	386,190
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	350,000	360,500
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	65,000	64,269
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	54,750
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	524,000	526,620

Dynamic Asset Allocation Growth Fund     59

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Financials cont.
Standard Chartered Bank 144A unsec. sub. notes 8s, 2031 (United Kingdom)	$270,000	$367,909
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	615,000	683,204
Svenska Handelsbanken AB company guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	458,000	473,496
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	255,000	272,785
TIERS Trust/United States 144A sr. bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	570,000	595,650
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	56,000	39,760
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	110,000	150,512
UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	783,000	869,182
US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	900,000	902,806
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	325,000	333,125
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	2,000,000	1,675,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,976,000	1,921,660
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	104,488
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021	123,000	110,085
Wells Fargo & Co. jr. unsec. sub. FRB bonds Ser. U, 5 7/8s, perpetual maturity	440,000	465,300
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	871,000	889,805
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	45,779
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	246,996
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	160,000	163,324
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	95,000	98,297
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	290,000	306,675
		74,188,291
Health care (0.8%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	237,518
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	793,000	795,813
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	220,000	228,250
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	140,000	140,175
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	45,000	45,788
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)	403,000	428,331
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)	403,000	412,784
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 2.35s, 2018 (Luxembourg)	595,000	603,047

60     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.		Principal amount	Value
Health care cont.
Amgen, Inc. sr. unsec. notes 3.45s, 2020		$345,000	$363,062
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		885,000	901,262
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		270,000	367,242
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		885,000	984,806
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		151,000	157,418
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		151,000	161,570
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		140,000	142,275
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		165,000	183,356
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		180,000	186,750
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		28,000	28,840
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		28,000	28,875
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		34,000	36,338
Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	263,839
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	105,000	117,282
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$227,000	201,463
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		100,000	102,000
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		155,000	158,875
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		120,000	120,000
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022		120,000	125,700
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		244,000	247,050
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		50,000	52,438
HCA, Inc. sr. notes 6 1/2s, 2020		447,000	502,875
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		48,000	55,920
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		115,000	119,600
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		205,000	209,613
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		170,000	182,750
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		194,000	201,760
Johnson & Johnson sr. unsec. notes 5.15s, 2018		554,000	624,751
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		261,000	282,533
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035		113,000	122,881
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025		112,000	117,084
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		763,000	763,839
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		155,000	163,719

Dynamic Asset Allocation Growth Fund     61

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Health care cont.
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	$534,000	$562,622
Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027 R	530,000	518,075
Omnicare, Inc. sr. unsec. notes 5s, 2024	30,000	31,238
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	435,000	449,138
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	213,000	224,715
Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	437,000	456,665
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	325,000	339,625
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	168,000	175,560
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	140,000	145,950
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	71,400
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	73,000	71,540
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	112,000	109,480
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	330,544
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	174,000	184,440
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	31,000	31,417
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	135,000	135,617
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	118,000	126,703
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	396,000	448,124
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	351,977
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	63,130
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	251,125
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	247,356
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	31,000	32,356
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	238,000	247,223
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	14,000	14,210
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	85,000	85,956
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	109,000	114,859
VRX Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2025 (Canada)	160,000	165,600
VRX Escrow Corp. 144A sr. unsec. notes 5 7/8s, 2023 (Canada)	160,000	164,000
VRX Escrow Corp. 144A sr. unsec. notes 5 3/8s, 2020 (Canada)	190,000	191,663
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	174,000	182,700
		17,694,480

62     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Miscellaneous (—%)
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976s, 2025	$515,000	$522,433
		522,433
Technology (0.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	150,000	156,750
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	250,000	265,625
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	314,000	318,862
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2045	262,000	246,148
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	150,000	158,714
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	15,000	15,322
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	90,000	76,500
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	305,000	302,713
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	395,000	413,094
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	401,000	403,584
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	885,000	883,938
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	105,000	111,334
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	32,000	37,920
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	158,000	182,688
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	795,000	850,650
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	18,000	19,575
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	85,000	89,675
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	108,000	117,585
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	400,000	443,061
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	754,000	773,094
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	155,000	199,234
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	120,000	135,067
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	369,415
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	240,000	246,000
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	890,000	894,486
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	73,000	77,654
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	146,000	153,665
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	84,000	97,230
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	180,000	189,992
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	160,000	162,800
Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	74,954
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	276,914
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	354,912
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	577,006

Dynamic Asset Allocation Growth Fund     63

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Technology cont.
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	$101,000	$104,030
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	128,000	126,080
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	67,895
		9,974,166
Transportation (0.1%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	162,000	170,100
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	126,385
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	95,000	118,542
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	240,000	249,958
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	127,015	146,702
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	45,000	44,974
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	97,000	102,448
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	165,000	172,219
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	211,000	211,000
		1,342,328
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	14,000	15,995
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	290,000	287,100
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	412,000	476,375
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	227,000	251,970
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	59,000	57,746
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	39,431
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	325,000	327,438
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	42,000	44,940
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	34,000	36,848
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	30,000	34,193
Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7 1/8s, 2018	624,000	743,231
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.2s, 2042	130,000	139,213
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	43,000	45,150
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	270,811
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	10,000	10,475
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	15,000	15,769
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	315,000	326,025
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	515,000	558,225
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	1,660,000	1,760,364

64     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Utilities and power cont.
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	$115,000	$161,022
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	165,000	192,977
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,235,000	1,287,488
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	134,882	148,033
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	104,000	116,480
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	98,157
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	81,705
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	230,000	245,887
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	64,000	65,600
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	60,000	61,200
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	263,000	275,493
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	791,000	827,940
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	120,843
GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	220,000	209,000
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	193,000	195,413
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	45,900
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	255,000	264,192
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	270,000	271,787
Kinder Morgan, Inc./DE company guaranty sr. unsec. unsub. notes 4.3s, 2025	155,000	159,099
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	157,000	193,227
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	9,125
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	318,266
Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	137,689
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	75,000	90,072
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	515,000	553,625
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	80,000	83,200
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	205,000	202,092
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	80,000	87,734
Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	405,000	405,840
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	146,325
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	425,000	461,665
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	15,000	15,553

Dynamic Asset Allocation Growth Fund     65

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value
Utilities and power cont.
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	$75,000	$97,712
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	775,000	787,594
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	157,000	170,345
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	109,000	112,543
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	80,000	83,200
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	132,000	132,660
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	185,000	190,088
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,043
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	56,250
Toledo Edison Co. (The) sr. mtge. bonds 7 1/4s, 2020	20,000	24,186
Union Electric Co. sr. notes 6.4s, 2017	140,000	154,868
		14,793,417
Total corporate bonds and notes (cost $227,656,614)		$232,613,359

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, May 1, 2045	$23,000,000	$24,150,000
3 1/2s, TBA, April 1, 2045	1,000,000	1,052,500
		25,202,500
U.S. Government Agency Mortgage Obligations (3.6%)
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	74,457	76,605
6s, TBA, April 1, 2045	10,000,000	11,403,125
6s, TBA, March 1, 2045	4,000,000	4,569,375
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	125,148	136,661
4s, TBA, April 1, 2045	27,000,000	28,871,016
3 1/2s, TBA, May 1, 2045	1,000,000	1,048,008
3 1/2s, TBA, April 1, 2045	1,000,000	1,050,547
3s, TBA, April 1, 2045	14,000,000	14,315,000
3s, TBA, April 1, 2030	13,000,000	13,627,656
		75,097,993
Total U.S. government and agency mortgage obligations (cost $99,718,420)		$100,300,493

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.000%, May 31, 2018 [i]	$265,000	$266,187
2.625%, August 15, 2020 [i]	156,000	165,855
1.000%, September 30, 2019 [i]	78,000	76,931
0.625%, August 31, 2017 [i]	73,000	72,899
Total U.S. treasury obligations (cost $581,872)		$581,872

66     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.902s, 2032	$93,998	$134,560
IFB Ser. 3072, Class SM, 23.157s, 2035	106,608	163,000
IFB Ser. 3072, Class SB, 23.01s, 2035	95,373	145,296
IFB Ser. 3249, Class PS, 21.699s, 2036	72,154	107,611
IFB Ser. 3065, Class DC, 19.337s, 2035	79,701	117,384
IFB Ser. 2990, Class LB, 16 1/2s, 2034	110,280	147,889
IFB Ser. 326, Class S2, IO, 5.776s, 2044	863,237	215,270
IFB Ser. 323, Class S1, IO, 5.776s, 2044	1,336,891	351,192
IFB Ser. 310, Class S4, IO, 5.776s, 2043	770,640	197,962
IFB Ser. 308, Class S1, IO, 5.776s, 2043	942,290	243,262
FRB Ser. T-56, Class A, IO, 0.524s, 2043	101,694	1,720
Ser. 3326, Class WF, zero %, 2035	2,446	1,957
Ser. 1208, Class F, PO, zero %, 2022	1,045	971
FRB Ser. T-56, Class 2, IO, zero %, 2043	102,135	—
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.858s, 2036	34,734	64,231
IFB Ser. 06-8, Class HP, 23.93s, 2036	56,758	89,037
IFB Ser. 07-53, Class SP, 23.563s, 2037	89,111	138,560
IFB Ser. 05-75, Class GS, 19.729s, 2035	79,264	109,911
IFB Ser. 13-102, Class SH, IO, 5.726s, 2043	2,931,506	744,485
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,617,793	300,935
FRB Ser. 03-W10, Class 1, IO, 0.965s, 2043	124,837	2,936
FRB Ser. 01-50, Class B1, IO, 0.41s, 2041	930,592	12,505
FRB Ser. 02-W8, Class 1, IO, 0.313s, 2042	564,724	6,706
Ser. 01-79, Class BI, IO, 0.31s, 2045	366,214	3,619
Ser. 03-34, Class P1, PO, zero %, 2043	18,036	14,969
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.974s, 2042	2,302,751	334,797
Ser. 10-9, Class UI, IO, 5s, 2040	1,294,780	242,262
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	52,248	6,651
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	265,783	45,896
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,228,349	106,117
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	727,477	46,831
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,195,103	27,296
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,948,353	430,765
		4,556,583
Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.597s, 2049	32,381	32,476
FRB Ser. 07-1, Class XW, IO, 0.298s, 2049	897,756	7,117
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.368s, 2051	4,752,931	37,596
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.603s, 2041	139,148	1,736
Ser. 02-PB2, Class XC, IO, 0.269s, 2035	32,540	16
FRB Ser. 04-4, Class XC, IO, 0.182s, 2042	296,489	687
Ser. 05-1, Class XW, IO, 0.005s, 2042	2,801,330	28

Dynamic Asset Allocation Growth Fund     67

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-T18, Class D, 5.134s, 2042	$280,000	$286,213
FRB Ser. 04-PR3I, Class X1, IO, 0.33s, 2041	37,097	85
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.438s, 2039	435,000	436,566
FRB Ser. 06-PW11, Class C, 5.438s, 2039	261,000	261,264
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	407,900
FRB Ser. 06-PW14, Class X1, IO, 0.642s, 2038	6,150,845	87,157
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO, 1.227s, 2029	113,447	4,827
CD Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO, 0.357s, 2049	2,259,465	18,076
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.569s, 2047	331,000	364,434
FRB Ser. 11-C1, Class E, 5.537s, 2044	295,000	318,010
Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ, 5.482s, 2049	418,000	415,579
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.535s, 2049	41,863,346	376,770
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	622,000	647,713
FRB Ser. 14-CR18, Class C, 4.74s, 2047	1,413,000	1,504,820
Ser. 14-UBS6, Class C, 4.467s, 2047	466,000	482,006
FRB Ser. 14-LC15, Class XA, IO, 1.415s, 2047	3,999,603	322,801
FRB Ser. 14-CR17, Class XA, IO, 1.207s, 2047	6,804,186	495,713
FRB Ser. 14-UBS6, Class XA, IO, 1.086s, 2047	7,114,854	505,672
FRB Ser. 06-C8, Class XS, IO, 0.518s, 2046	39,703,886	265,222
COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	458,000	351,417
FRB Ser. 07-C9, Class AJFL, 0.865s, 2049	1,012,000	978,725
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.399s, 2040	28,473,744	227,790
FRB Ser. 07-C2, Class AX, IO, 0.038s, 2049	14,604,640	49,656
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	196,183	212,369
FRB Ser. 03-C3, Class AX, IO, 1.839s, 2038	122,019	8
FRB Ser. 02-CP3, Class AX, IO, 0.931s, 2035	16,188	409
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	271,774	273,048
FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, Class X, IO, 0.982s, 2020	169,146	2,585
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D, 4.986s, 2042	244,000	243,678
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.821s, 2048	87,468	87,437
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.139s, 2045	74,613,639	9,166
GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC, IO, 0.158s, 2049	31,436,762	113,172

68     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 05-C1, Class X1, IO, 0.585s, 2043	$964,180	$1,217
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	1,801,000	1,798,821
FRB Ser. 13-GC10, Class XA, IO, 1.724s, 2046	6,491,830	618,542
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO, 1.086s, 2047	4,150,034	292,894
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.637s, 2045	309,000	329,363
FRB Ser. 11-GC3, Class D, 5.555s, 2044	563,000	613,960
FRB Ser. 06-GG6, Class XC, IO, 0.004s, 2038	1,817,174	743
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25, Class C, 4.45s, 2047	292,000	306,233
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.422s, 2047	311,000	321,147
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	182,000	191,639
Ser. 06-LDP8, Class B, 5.52s, 2045	290,000	292,485
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,302,000	2,366,341
Ser. 04-LN2, Class A2, 5.115s, 2041	48,999	49,102
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	242,640
FRB Ser. 13-C10, Class C, 4.159s, 2047	1,202,000	1,248,324
FRB Ser. 13-LC11, Class XA, IO, 1.568s, 2046	12,278,302	1,054,706
FRB Ser. 06-LDP8, Class X, IO, 0.535s, 2045	2,013,651	11,979
FRB Ser. 06-CB17, Class X, IO, 0.465s, 2043	11,401,254	76,594
FRB Ser. 07-LDPX, Class X, IO, 0.279s, 2049	8,860,422	97,571
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.175s, 2051	260,000	248,797
FRB Ser. 12-C6, Class E, 5.208s, 2045	519,000	541,579
FRB Ser. 12-C8, Class D, 4.666s, 2045	594,000	623,566
FRB Ser. 05-CB12, Class X1, IO, 0.372s, 2037	2,122,302	1,738
Key Commercial Mortgage Securities Trust 144A FRB Ser. 07-SL1, Class A2, 5.581s, 2040	269,865	266,491
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	369,546	369,990
Ser. 06-C1, Class AJ, 5.276s, 2041	323,000	328,523
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	819,307	8,810
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.674s, 2039	40,776,210	362,541
FRB Ser. 06-C7, Class XCL, IO, 0.634s, 2038	2,515,995	22,775
FRB Ser. 06-C7, Class XW, IO, 0.634s, 2038	1,335,827	12,092
FRB Ser. 05-C2, Class XCL, IO, 0.548s, 2040	415,101	74
FRB Ser. 05-C5, Class XCL, IO, 0.419s, 2040	5,726,543	19,545
FRB Ser. 05-C7, Class XCL, IO, 0.216s, 2040	6,201,027	7,150
Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS, IO, 2.371s, 2028	3,937	—
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 5.837s, 2050	70,664	70,765

Dynamic Asset Allocation Growth Fund     69

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust 144A
FRB Ser. 05-MCP1, Class XC, IO, 0.646s, 2043	$1,722,157	$772
FRB Ser. 04-KEY2, Class XC, IO, 0.478s, 2039	298,829	577
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 5.228s, 2045	539,109	73,157
FRB Ser. 05-C3, Class X, IO, 5.199s, 2044	210,409	4,734
ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046	486,000	493,028
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.416s, 2046	586,000	614,269
FRB Ser. 14-C17, Class XA, IO, 1.285s, 2047	5,439,042	422,505
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.671s, 2049	57,217	57,285
FRB Ser. 07-HQ12, Class A2FX, 5.671s, 2049	59,870	59,761
Ser. 07-IQ14, Class A2, 5.61s, 2049	132,905	133,598
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	308,162
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049	474,000	509,882
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	1,218,064	1,223,582
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.959s, 2049	284,000	308,839
FRB Ser. 12-C4, Class XA, IO, 1.844s, 2045	7,321,369	727,473
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.37s, 2048	32,965,970	185,269
FRB Ser. 07-C34, IO, 0.306s, 2046	3,739,549	28,047
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 6.015s, 2042	478,000	476,891
FRB Ser. 05-C18, Class XC, IO, 0.441s, 2042	2,990,157	1,047
FRB Ser. 06-C26, Class XC, IO, 0.047s, 2045	14,013,786	12,472
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16, Class XA, IO, 1.482s, 2050	3,356,545	289,502
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.301s, 2046	1,225,000	1,168,470
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	1,226,000	1,310,839
FRB Ser. 13-C17, Class XA, IO, 1.586s, 2046	9,015,327	731,098
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.467s, 2044	1,912,000	2,084,787
FRB Ser. 13-UBS1, Class D, 4.632s, 2046	1,108,000	1,105,042
FRB Ser. 12-C10, Class D, 4.458s, 2045	425,000	423,141
Ser. 14-C19, Class D, 4.234s, 2047	221,000	207,492
FRB Ser. 12-C9, Class XA, IO, 2.204s, 2045	3,092,125	336,145
FRB Ser. 12-C10, Class XA, IO, 1.787s, 2045	5,742,556	556,511
FRB Ser. 13-C12, Class XA, IO, 1.49s, 2048	1,980,160	156,104
		36,639,162
70     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (0.5%)
BCAP, LLC 144A FRB Ser. 13-RR1, Class 9A4, 6.322s, 2036	$140,000	$141,610
BCAP, LLC Trust 144A
FRB Ser. 12-RR10, Class 9A2, 2.687s, 2035	150,000	142,500
FRB Ser. 15-RR2, Class 22A3, 0.361s, 2035	750,000	671,250
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 11A2, 0.854s, 2035	460,708	420,396
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.478s, 2035	592,739	489,010
FRB Ser. 05-59, Class 1A1, 0.504s, 2035	1,236,762	1,004,869
FRB Ser. 07-OA10, Class 2A1, 0.424s, 2047	575,665	479,788
FRB Ser. 06-OA3, Class 2A1, 0.384s, 2036	590,784	479,874
CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.432s, 2036	660,000	542,058
Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9, 0.691s, 2035	1,307,000	1,128,072
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 05-WCW3, Class M2, 0.664s, 2035	800,000	625,520
RBSSP Resecuritization Trust 144A
FRB Ser. 10-1, Class 3A2, 5.201s, 2035	490,000	477,897
FRB Ser. 09-12, Class 16A2, 2.568s, 2035	400,000	359,000
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.198s, 2046	570,490	510,588
FRB Ser. 06-AR3, Class A1B, 1.128s, 2046	569,794	463,242
FRB Ser. 05-AR19, Class A1C3, 0.674s, 2045	291,518	257,265
FRB Ser. 05-AR13, Class A1C3, 0.664s, 2045	495,921	436,410
FRB Ser. 05-AR9, Class A1C3, 0.654s, 2045	647,636	595,825
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	766,337	691,619
FRB Ser. 05-AR13, Class A1B3, 0.534s, 2045	641,270	573,936
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.351s, 2047	650,000	481,000
		10,971,729
Total mortgage-backed securities (cost $50,072,278)		$52,167,474

ASSET-BACKED SECURITIES (1.3%)*	Principal amount	Value
Station Place Securitization Trust FRB Ser. 14-3, Class A, 1.056s, 2016	$16,324,000	$16,324,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	10,325,000	10,325,000
Total asset-backed securities (cost $26,649,000)		$26,649,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*	Principal amount/units	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †	$476,693	$464,776
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	245,000	238,140
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)	2,410,000	2,340,110
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)	1,742,733	1,619,871
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †	1,453,913	1,457,548

Dynamic Asset Allocation Growth Fund     71

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)* cont.	Principal amount/units		Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		$490,000	$515,829
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil) (units)	BRL	3,896	1,110,888
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$300,000	295,500
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	104,750
Colombia (Republic of) sr. unsec. unsub. bonds 5s, 2045 (Colombia)		300,000	309,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	220,500
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	56,556
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	450,963
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		285,000	280,013
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		880,000	1,010,900
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		75,000	86,250
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		735,000	777,263
Total foreign government and agency bonds and notes (cost $11,476,420)			$11,550,857

WARRANTS (0.2%)* †	Expiration date	Strike price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A (Saudi Arabia)	12/8/16	$0.00	12,128	$588,788
Dallah Healthcare Holding Co. 144A (Saudi Arabia)	12/5/16	0.00	12,251	395,255
Daqin Railway Co., Ltd. 144A (China)	3/31/16	0.00	268,040	490,077
Kuwait Food Co. (Americana) 144A (Kuwait)	2/24/16	0.00	38,596	346,233
Qingdao Haier Co., Ltd. 144A (China)	3/16/17	0.00	142,600	594,128
Shanghai Automotive Co. 144A (China)	2/3/16	0.00	181,100	725,615
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	1.70	49,174	1
Total warrants (cost $3,090,724)				$3,140,097

INVESTMENT COMPANIES (0.1%)*	Shares	Value
ChinaAMC CSI 300 Index ETF (China) S	126,000	$814,128
Hercules Technology Growth Capital, Inc.	16,503	222,460
Market Vectors Russia ETF (Russia)	45,000	765,450
Market Vectors Vietnam ETF (Vietnam) S	45,948	775,602
Solar Capital, Ltd.	13,805	279,413
Total investment companies (cost $2,899,471)		$2,857,053

72     Dynamic Asset Allocation Growth Fund

SENIOR LOANS (0.1%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$1,110,617	$1,014,132
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 11 3/4s, 2017	94,525	85,900
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	342,413	302,693
First Data Corp. bank term loan FRN 4.174s, 2021	59,603	59,837
First Data Corp. bank term loan FRN Ser. B, 3.674s, 2018	560,071	559,488
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	246,779	245,713
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	169,352	169,201
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	619,610	370,328
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	6,359	3,801
Total senior loans (cost $3,100,114)		$2,811,093

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	521	$532,153
Citigroup, Inc. Ser. K, $1.719 ARP	15,600	425,256
GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	6,720	176,400
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,607	117,939
Total preferred stocks (cost $1,060,572)		$1,251,748

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jun-15/$35.00	$1,140,825	$301,748
Total purchased options outstanding (cost $764,353)			$301,748

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$87,000	$103,041
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	83,000	142,293
Total convertible bonds and notes (cost $165,196)		$245,334

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	7,578	$183,411
Total convertible preferred stocks (cost $138,507)		$183,411

SHORT-TERM INVESTMENTS (21.6%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 23,463,847	$23,463,847
Putnam Money Market Liquidity Fund 0.09% L	Shares 63,655,552	63,655,552
Putnam Short Term Investment Fund 0.09% L	Shares 333,681,533	333,681,533
SSgA Prime Money Market Fund Class N 0.02% P	Shares 1,436,000	1,436,000
U.S. Treasury Bills with an effective yield of 0.01%, April 30, 2015 # §	$2,940,000	2,939,976
U.S. Treasury Bills with an effective yield of 0.01%, May 7, 2015 # §	18,000,000	17,999,730

Dynamic Asset Allocation Growth Fund     73

SHORT-TERM INVESTMENTS (21.6%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, April 16, 2015 # §	$3,036,000	$3,035,971
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, April 23, 2015 # §	605,000	604,991
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, April 9, 2015 #	3,945,000	3,944,978
Total short-term investments (cost $450,762,578)		$450,762,578

TOTAL INVESTMENTS
Total investments (cost $1,963,103,189)	$2,202,086,373

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $2,082,977,201.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

74     Dynamic Asset Allocation Growth Fund

ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $210,995, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $226,103,143 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.2%
United Kingdom	3.4
Japan	3.1
France	1.7
Germany	1.4
China	1.3
Switzerland	1.1
Australia	0.9
Netherlands	0.7
Canada	0.5
India	0.5
Spain	0.5
South Korea	0.5
Other	5.2
Total	100.0%

Dynamic Asset Allocation Growth Fund     75

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $286,667,576) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/15	$1,137,941	$1,138,185	$(244)
	British Pound	Buy	6/17/15	947,549	982,405	(34,856)
	Canadian Dollar	Sell	4/15/15	4,170,937	4,473,524	302,587
	Euro	Buy	6/17/15	2,034,868	2,038,100	(3,232)
	Norwegian Krone	Buy	6/17/15	202,074	179,807	22,267
Barclays Bank PLC
	Australian Dollar	Buy	4/15/15	829,102	774,551	54,551
	Canadian Dollar	Sell	4/15/15	2,899,565	3,170,734	271,169
	Euro	Sell	6/17/15	844,086	910,878	66,792
	Hong Kong Dollar	Sell	5/20/15	1,856,455	1,856,102	(353)
	Japanese Yen	Sell	5/20/15	862,449	879,648	17,199
	Mexican Peso	Buy	4/15/15	1,917,035	1,971,345	(54,310)
	New Zealand Dollar	Buy	4/15/15	1,293,131	1,321,285	(28,154)
	Norwegian Krone	Buy	6/17/15	1,026,599	1,030,664	(4,065)
	Singapore Dollar	Sell	5/20/15	3,575,632	3,589,755	14,123
	Swedish Krona	Buy	6/17/15	1,014,808	1,046,460	(31,652)
	Swiss Franc	Sell	6/17/15	4,644,629	4,720,174	75,545
Citibank, N.A.
	Australian Dollar	Buy	4/15/15	2,046,878	2,096,415	(49,537)
	British Pound	Buy	6/17/15	2,034,761	2,077,113	(42,352)
	Canadian Dollar	Sell	4/15/15	2,559,165	2,569,187	10,022
	Chilean Peso	Buy	4/15/15	2,128,470	2,120,229	8,241
	Danish Krone	Sell	6/17/15	3,388,065	3,542,515	154,450
	Euro	Buy	6/17/15	2,170,921	2,266,879	(95,958)
	Japanese Yen	Sell	5/20/15	1,259,035	1,285,342	26,307
	Mexican Peso	Buy	4/15/15	1,900,020	1,882,056	17,964
	New Zealand Dollar	Sell	4/15/15	682,293	726,154	43,861
	Norwegian Krone	Buy	6/17/15	640,738	583,967	56,771
	Philippine Peso	Buy	5/20/15	970,932	986,331	(15,399)
	Swiss Franc	Sell	6/17/15	1,884,648	1,917,676	33,028
Credit Suisse International
	Australian Dollar	Buy	4/15/15	43,533	18,982	24,551
	British Pound	Sell	6/17/15	5,472,684	5,593,186	120,502
	Canadian Dollar	Sell	4/15/15	6,037,301	6,213,171	175,870
	Euro	Sell	6/17/15	1,439,531	1,503,514	63,983
	Indian Rupee	Buy	5/20/15	4,168,743	4,191,279	(22,536)
	Japanese Yen	Sell	5/20/15	6,484,925	6,617,293	132,368
	New Zealand Dollar	Buy	4/15/15	718,655	730,390	(11,735)
	Norwegian Krone	Sell	6/17/15	537,979	516,636	(21,343)
	Swedish Krona	Sell	6/17/15	1,036,385	1,068,413	32,028
	Swiss Franc	Sell	6/17/15	5,352,326	5,444,094	91,768

76     Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $286,667,576) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	$2,033,560	$2,082,784	$(49,224)
	Australian Dollar	Sell	4/15/15	2,037,137	2,071,898	34,761
	British Pound	Buy	6/17/15	44,331	45,960	(1,629)
	Canadian Dollar	Sell	4/15/15	2,914,327	2,911,040	(3,287)
	Euro	Sell	6/17/15	11,123,374	11,709,015	585,641
	New Zealand Dollar	Buy	4/15/15	1,306,347	1,251,995	54,352
	Norwegian Krone	Sell	6/17/15	1,605,154	1,677,312	72,158
	Polish Zloty	Sell	6/17/15	1,976,299	2,011,794	35,495
	Swedish Krona	Sell	6/17/15	1,085,933	1,119,806	33,873
	Turkish Lira	Buy	6/17/15	696,905	747,931	(51,026)
Goldman Sachs International
	Australian Dollar	Buy	4/15/15	2,040,866	2,117,070	(76,204)
	British Pound	Buy	6/17/15	936,281	970,742	(34,461)
	Canadian Dollar	Sell	4/15/15	554,572	506,090	(48,482)
	Euro	Sell	6/17/15	676,065	706,016	29,951
	Japanese Yen	Sell	5/20/15	7,799,093	7,932,655	133,562
	New Zealand Dollar	Buy	4/15/15	1,871,191	1,910,801	(39,610)
	Swedish Krona	Buy	6/17/15	99,281	102,364	(3,083)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/15	2,114,614	2,239,489	124,875
	British Pound	Sell	6/17/15	6,945,676	7,201,555	255,879
	Canadian Dollar	Sell	4/15/15	3,295,147	3,494,468	199,321
	Chinese Yuan (Onshore)	Buy	5/20/15	2,064,602	2,072,480	(7,878)
	Euro	Sell	6/17/15	116,570	121,722	5,152
	Japanese Yen	Sell	5/20/15	14,899,475	15,014,933	115,458
	New Taiwan Dollar	Sell	5/20/15	2,090,366	2,069,100	(21,266)
	New Zealand Dollar	Buy	4/15/15	921,446	940,810	(19,364)
	Swedish Krona	Buy	6/17/15	166,267	171,489	(5,222)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/15	2,985,041	3,112,274	(127,233)
	British Pound	Sell	6/17/15	6,805,272	6,864,924	59,652
	Canadian Dollar	Sell	4/15/15	2,933,827	2,967,414	33,587
	Euro	Sell	6/17/15	21,427,096	22,173,818	746,722
	Indian Rupee	Buy	5/20/15	1,968,628	1,980,017	(11,389)
	Malaysian Ringgit	Sell	5/20/15	125,541	148,228	22,687
	Mexican Peso	Buy	4/15/15	2,372,326	2,382,401	(10,075)
	New Zealand Dollar	Sell	4/15/15	1,687,365	1,644,706	(42,659)
	Norwegian Krone	Sell	6/17/15	154,720	233,608	78,888
	Philippine Peso	Buy	5/20/15	970,930	986,553	(15,623)
	Singapore Dollar	Sell	5/20/15	2,302,384	2,341,680	39,296
	South Korean Won	Sell	5/20/15	2,058,021	2,051,815	(6,206)

Dynamic Asset Allocation Growth Fund     77

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $286,667,576) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Swedish Krona	Buy	6/17/15	$1,139,073	$1,218,832	$(79,759)
	Swiss Franc	Buy	6/17/15	383,990	366,639	17,351
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/15/15	1,294,416	1,319,543	(25,127)
	British Pound	Buy	6/17/15	1,355,123	1,501,665	(146,542)
	Canadian Dollar	Sell	4/15/15	2,619,003	2,756,108	137,105
	Euro	Sell	6/17/15	587,265	681,923	94,658
	New Zealand Dollar	Sell	4/15/15	1,351,893	1,344,019	(7,874)
	Norwegian Krone	Buy	6/17/15	43,946	45,921	(1,975)
	Singapore Dollar	Sell	5/20/15	3,748,125	3,817,438	69,313
	Swedish Krona	Buy	6/17/15	2,941	71,079	(68,138)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	6,536,465	6,911,868	375,403
	British Pound	Buy	6/17/15	848,361	943,765	(95,404)
	Canadian Dollar	Sell	4/15/15	4,781,716	4,922,433	140,717
	Chilean Peso	Buy	4/15/15	2,533	31,640	(29,107)
	Euro	Buy	6/17/15	2,874,003	2,916,320	(42,317)
	Hungarian Forint	Buy	6/17/15	1,999,134	2,047,054	(47,920)
	Israeli Shekel	Buy	4/15/15	4,037,961	4,130,148	(92,187)
	Israeli Shekel	Sell	4/15/15	4,037,961	4,026,582	(11,379)
	Japanese Yen	Sell	5/20/15	983,637	1,003,707	20,070
	Malaysian Ringgit	Buy	5/20/15	159,152	154,636	4,516
	New Zealand Dollar	Buy	4/15/15	346,298	332,563	13,735
	Norwegian Krone	Sell	6/17/15	785,956	821,051	35,095
	Singapore Dollar	Sell	5/20/15	1,943,133	1,979,323	36,190
	Swedish Krona	Sell	6/17/15	728,288	750,557	22,269
	Swiss Franc	Sell	6/17/15	189,311	192,564	3,253
	Turkish Lira	Sell	6/17/15	530,836	462,392	(68,444)
UBS AG
	Australian Dollar	Sell	4/15/15	2,800,940	2,952,296	151,356
	British Pound	Sell	6/17/15	7,163,031	7,426,733	263,702
	Canadian Dollar	Sell	4/15/15	3,286,227	3,522,537	236,310
	Chilean Peso	Buy	4/15/15	2,533	32,247	(29,714)
	Euro	Sell	6/17/15	8,663,233	9,008,355	345,122
	Japanese Yen	Sell	5/20/15	660,801	674,624	13,823
	New Taiwan Dollar	Sell	5/20/15	2,090,369	2,060,326	(30,043)
	New Zealand Dollar	Buy	4/15/15	2,816,232	2,827,475	(11,243)
	Norwegian Krone	Sell	6/17/15	13	84,039	84,026
	Swedish Krona	Buy	6/17/15	18,217	85,771	(67,554)
WestPac Banking Corp.
	Australian Dollar	Sell	4/15/15	1,022,792	1,078,218	55,426
	Canadian Dollar	Sell	4/15/15	295,245	342,630	47,385

78     Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $286,667,576) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp. cont.
	Euro	Sell	6/17/15	$2,270,377	$2,371,296	$100,919
	Japanese Yen	Sell	5/20/15	3,250,565	3,316,971	66,406
	New Zealand Dollar	Buy	4/15/15	1,969,675	2,011,092	(41,417)
Total						$4,925,616

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Amsterdam Exchange index (Long)	192	$20,192,685	Apr-15	$(235,820)
DAX Index (Short)	64	20,662,870	Jun-15	119,760
Euro STOXX 50 Index (Long)	791	30,882,490	Jun-15	223,212
Russell 2000 Index Mini (Short)	465	58,073,850	Jun-15	(964,955)
S&P 500 Index (Long)	66	34,003,200	Jun-15	423,015
S&P 500 Index E-Mini (Long)	2,748	283,153,920	Jun-15	3,691,444
S&P Mid Cap 400 Index E-Mini (Long)	409	62,159,820	Jun-15	1,693,733
SPI 200 Index (Short)	133	14,906,214	Jun-15	(106,820)
U.S. Treasury Bond 30 yr (Long)	38	6,227,250	Jun-15	53,424
U.S. Treasury Bond 30 yr (Short)	4	655,500	Jun-15	(695)
U.S. Treasury Bond Ultra 30 yr (Long)	77	13,080,375	Jun-15	423,464
U.S. Treasury Bond Ultra 30 yr (Short)	5	849,375	Jun-15	(27,588)
U.S. Treasury Note 2 yr (Long)	207	45,365,344	Jun-15	163,229
U.S. Treasury Note 2 yr (Short)	169	37,037,406	Jun-15	(134,852)
U.S. Treasury Note 5 yr (Long)	320	38,467,500	Jun-15	429,957
U.S. Treasury Note 5 yr (Short)	428	51,450,281	Jun-15	(555,508)
U.S. Treasury Note 10 yr (Long)	90	11,601,563	Jun-15	172,790
U.S. Treasury Note 10 yr (Short)	335	43,183,594	Jun-15	35,630
Total				$5,403,420

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/15 (premiums $553,651) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$3,109,000	$462,619
Total			$462,619

Dynamic Asset Allocation Growth Fund     79

WRITTEN OPTIONS OUTSTANDING at 3/31/15 (premiums $509,434) (Unaudited)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jun-15/$33.00	$1,140,825	$177,318
WisdomTree India Earnings Fund ETF (Call)	Jun-15/23.00	116,161	85,413
Total			$262,731

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $5,593,184) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 6s, March 1, 2045	$4,000,000	3/12/15	$4,569,375
Federal National Mortgage Association, 3 1/2s, April 1, 2045	1,000,000	4/14/15	1,050,547
Total			$5,619,922

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$1,197,000	$(16)	3/12/25	2.236%	3 month USD-LIBOR-BBA	$(24,178)
3,000,000 E	(84,020)	6/17/45	3 month USD-LIBOR-BBA	2.50%	(28,232)
2,927,000 E	80,987	6/17/45	2.50%	3 month USD-LIBOR-BBA	26,557
3,900,000 E	(39,583)	6/17/25	3 month USD-LIBOR-BBA	2.20%	1,983
32,127,000 E	297,145	6/17/25	2.20%	3 month USD-LIBOR-BBA	(45,266)
4,187,000	(34)	1/22/20	1.45125%	3 month USD-LIBOR-BBA	102
2,794,000	(37)	1/22/25	3 month USD-LIBOR-BBA	1.921%	(16,620)
361,000	(12)	1/22/45	3 month USD-LIBOR-BBA	2.31125%	(5,356)
883,000	(12)	1/22/25	3 month USD-LIBOR-BBA	1.92125%	(5,232)
17,000	—	1/27/25	3 month USD-LIBOR-BBA	1.9625%	(41)
17,000	—	1/27/25	3 month USD-LIBOR-BBA	1.963%	(40)
817,000	(11)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	(2,547)
498,000	(7)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(9,348)
120,000	(2)	2/6/25	1.9805%	3 month USD-LIBOR-BBA	160
120,000	(2)	2/6/25	1.98407%	3 month USD-LIBOR-BBA	120
16,208,000	536	2/6/17	3 month USD-LIBOR-BBA	0.776%	20,527

80     Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$2,196,000	$1,089	2/6/20	3 month USD-LIBOR-BBA	1.48%	$2,257
3,465,000	(3,956)	2/6/25	1.9575%	3 month USD-LIBOR-BBA	8,108
502,000	1,440	2/6/45	2.36%	3 month USD-LIBOR-BBA	3,822
16,000	(1)	2/17/45	3 month USD-LIBOR-BBA	2.462%	279
16,000	(1)	2/17/45	3 month USD-LIBOR-BBA	2.46318%	279
15,700,000 E	(22,120)	6/17/17	3 month USD-LIBOR-BBA	1.10%	27,570
90,289,000 E	112,397	6/17/17	1.10%	3 month USD-LIBOR-BBA	(173,366)
27,300,000 E	(119,025)	6/17/20	3 month USD-LIBOR-BBA	1.80%	114,445
26,667,000 E	118,984	6/17/20	1.80%	3 month USD-LIBOR-BBA	(109,073)
4,077,000	(15)	3/23/17	0.843%	3 month USD-LIBOR-BBA	(4,509)
1,456,000	(12)	3/25/20	1.5485%	3 month USD-LIBOR-BBA	(1,660)
252,000	(3)	3/25/25	2.009%	3 month USD-LIBOR-BBA	423
597,000	(8)	3/26/25	3 month USD-LIBOR-BBA	1.964%	(3,546)
1,193,000	(16)	3/26/25	3 month USD-LIBOR-BBA	1.96065%	(7,456)
746,000	(10)	3/26/25	3 month USD-LIBOR-BBA	1.9665%	(4,258)
1,492,000	(20)	3/26/25	3 month USD-LIBOR-BBA	1.96943%	(8,110)
Total	$343,655	$(242,206)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$73,206	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(934)
1,575,099	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(19,841)

Dynamic Asset Allocation Growth Fund     81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$3,178	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$29
24,527	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	123
56,408	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	266
448,212	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	3,607
1,121,727	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,640
560,289	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,817
94,786	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	447
307,796	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,452
223,056	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,052
364,626	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,665)
60,278	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(363)
55,010	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(291)
27,468	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(145)
27,468	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(145)
55,232	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(292)
143,338	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(759)

82     Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$55,232	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(292)
	53,653	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	270
	40,062	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(183)
	110,169	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(583)
	355,642	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,682
	42,539	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	214
Citibank, N.A.
	621,989	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,128
baskets	651	—	12/17/15	(3 month USD-LIBOR-BBA plus 42 bp)	A basket (CGPUTQL2) of common stocks	55,183
units	13,588	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	138,079
units	649	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	6,595
Credit Suisse International
	$2,354,803	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	18,950
Goldman Sachs International
	126,576	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	892
	21,066	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	190
	181,248	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,312)
	181,248	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,312)
Dynamic Asset Allocation Growth Fund     83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$1,835,666	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(23,123)
890,721	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(12,193)
31,266	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(143)
37,549	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(171)
708,777	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,236)
Total	$—	$173,633

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$5,073	$89,000	5/11/63	300 bp	$6,042
CMBX NA BBB– Index	BBB–/P	5,309	86,000	5/11/63	300 bp	6,245
CMBX NA BBB– Index	BBB–/P	2,591	43,000	5/11/63	300 bp	3,059
CMBX NA BBB– Index	BBB–/P	1,367	20,000	5/11/63	300 bp	1,585
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	8,980	81,000	5/11/63	300 bp	9,861
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	6,320	154,000	5/11/63	300 bp	7,996
CMBX NA BBB– Index	BBB–/P	5,755	79,000	5/11/63	300 bp	6,615
CMBX NA BBB– Index	BBB–/P	6,224	78,000	5/11/63	300 bp	7,072
CMBX NA BBB– Index	BBB–/P	2,373	78,000	5/11/63	300 bp	3,222
CMBX NA BBB– Index	BBB–/P	1,198	78,000	5/11/63	300 bp	2,047

84     Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$5,962	$77,000	5/11/63	300 bp	$6,800
CMBX NA BBB– Index	BBB–/P	5,065	77,000	5/11/63	300 bp	5,903
CMBX NA BBB– Index	BBB–/P	8,474	75,000	5/11/63	300 bp	9,290
CMBX NA BBB– Index	BBB–/P	813	70,000	5/11/63	300 bp	1,575
CMBX NA BBB– Index	BBB–/P	4,776	60,000	5/11/63	300 bp	5,429
CMBX NA BBB– Index	BBB–/P	1,609	21,000	5/11/63	300 bp	1,838
CMBX NA BBB– Index	BBB–/P	132	17,000	5/11/63	300 bp	317
CMBX NA BBB– Index	—	1,030	94,000	5/11/63	(300 bp)	7
CMBX NA BBB– Index	BBB–/P	798	102,000	1/17/47	300 bp	(21)
CMBX NA BBB– Index	BBB–/P	726	102,000	1/17/47	300 bp	(93)
CMBX NA BB Index	—	(269)	35,000	5/11/63	(500 bp)	(821)
CMBX NA BB Index	—	(335)	35,000	5/11/63	(500 bp)	(887)
CMBX NA BB Index	—	(328)	36,000	5/11/63	(500 bp)	(896)
CMBX NA BB Index	—	960	48,000	5/11/63	(500 bp)	203
CMBX NA BB Index	—	(1,380)	79,000	5/11/63	(500 bp)	(2,626)
CMBX NA BB Index	—	910	88,000	5/11/63	(500 bp)	(478)
CMBX NA BB Index	—	(353)	97,000	5/11/63	(500 bp)	(1,883)
CMBX NA BB Index	—	1,500	97,000	5/11/63	(500 bp)	(30)
CMBX NA BB Index	—	2,667	101,000	5/11/63	(500 bp)	1,074
CMBX NA BB Index	—	(559)	107,000	5/11/63	(500 bp)	(2,247)
CMBX NA BB Index	—	586	108,000	5/11/63	(500 bp)	(1,118)
CMBX NA BB Index	—	(1,513)	78,000	5/11/63	(500 bp)	(2,743)
CMBX NA BBB– Index	BBB–/P	630	136,000	5/11/63	300 bp	2,110
CMBX NA BBB– Index	BBB–/P	(1,356)	135,000	5/11/63	300 bp	113
CMBX NA BBB– Index	BBB–/P	13,000	122,000	5/11/63	300 bp	14,330
CMBX NA BBB– Index	BBB–/P	505	109,000	5/11/63	300 bp	1,691
CMBX NA BBB– Index	BBB–/P	(1,788)	99,000	5/11/63	300 bp	(711)
CMBX NA BBB– Index	BBB–/P	69	99,000	5/11/63	300 bp	1,146

Dynamic Asset Allocation Growth Fund     85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$343	$99,000	5/11/63	300 bp	$1,420
CMBX NA BBB– Index	BBB–/P	248	92,000	5/11/63	300 bp	1,249
CMBX NA BBB– Index	BBB–/P	(852)	91,000	5/11/63	300 bp	138
CMBX NA BBB– Index	BBB–/P	1,072	90,000	5/11/63	300 bp	2,052
CMBX NA BBB– Index	BBB–/P	895	90,000	5/11/63	300 bp	1,874
CMBX NA BBB– Index	BBB–/P	(902)	90,000	5/11/63	300 bp	78
CMBX NA BBB– Index	BBB–/P	(300)	90,000	5/11/63	300 bp	679
CMBX NA BBB– Index	BBB–/P	(301)	90,000	5/11/63	300 bp	679
CMBX NA BBB– Index	BBB–/P	(753)	90,000	5/11/63	300 bp	226
CMBX NA BBB– Index	BBB–/P	4,020	84,000	5/11/63	300 bp	4,934
CMBX NA BBB– Index	BBB–/P	7,753	80,000	5/11/63	300 bp	8,623
CMBX NA BBB– Index	BBB–/P	449	74,000	5/11/63	300 bp	1,255
CMBX NA BBB– Index	BBB–/P	42	63,000	5/11/63	300 bp	728
CMBX NA BBB– Index	BBB–/P	(271)	45,000	5/11/63	300 bp	219
CMBX NA BBB– Index	BBB–/P	(112)	33,000	5/11/63	300 bp	247
CMBX NA BBB– Index	—	(1,173)	25,000	1/17/47	(300 bp)	(983)
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(595)	86,000	5/11/63	300 bp	341
CMBX NA BB Index	—	(336)	35,000	5/11/63	(500 bp)	(888)
CMBX NA BB Index	—	1,085	48,000	5/11/63	(500 bp)	328
CMBX NA BB Index	—	63	52,000	5/11/63	(500 bp)	(757)
CMBX NA BB Index	—	554	54,000	5/11/63	(500 bp)	(298)
CMBX NA BB Index	—	(1,177)	111,000	5/11/63	(500 bp)	(2,928)
CMBX NA BBB– Index	BBB–/P	(1,650)	99,000	5/11/63	300 bp	(572)
CMBX NA BBB– Index	BBB–/P	(723)	90,000	5/11/63	300 bp	257

86     Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(842)	$90,000	5/11/63	300 bp	$137
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	77
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	77
CMBX NA BBB– Index	BBB–/P	(361)	90,000	5/11/63	300 bp	618
CMBX NA BBB– Index	BBB–/P	971	85,000	5/11/63	300 bp	1,896
CMBX NA BBB– Index	BBB–/P	418	70,000	5/11/63	300 bp	1,179
Total		$93,280	$113,901
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 24 Index	B+/P	$(758,502)	$10,575,000	6/20/20	500 bp	$(4,505)
NA IG Series 23 Index	—	(657,910)	44,500,000	12/20/19	(100 bp)	97,582
Total		$(1,416,412)	$93,077
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Growth Fund     87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$36,348,285	$26,945,322	$—
Capital goods	76,627,226	18,149,840	—
Communication services	13,871,110	16,316,113	—
Conglomerates	3,444,207	4,910,029	—
Consumer cyclicals	137,910,017	49,072,507	—
Consumer staples	80,224,825	34,086,622	23,144
Energy	73,672,577	15,228,246	998
Financials	170,506,596	93,296,955	187,851
Health care	142,082,373	36,154,634	—
Technology	183,876,648	33,019,902	—
Transportation	24,822,967	6,215,876	—
Utilities and power	25,931,252	13,744,134	—
Total common stocks	969,318,083	347,140,180	211,993
Asset-backed securities	—	10,325,000	16,324,000
Convertible bonds and notes	—	245,334	—
Convertible preferred stocks	—	183,411	—
Corporate bonds and notes	—	232,017,703	595,656
Foreign government and agency bonds and notes	—	11,550,857	—
Investment companies	2,042,925	814,128	—
Mortgage-backed securities	—	50,951,581	1,215,893
Preferred stocks	601,656	650,092	—
Purchased options outstanding	—	301,748	—
Senior loans	—	2,811,093	—
U.S. government and agency mortgage obligations	—	100,300,493	—
U.S. treasury obligations	—	581,872	—
Warrants	490,077	2,650,020	—
Short-term investments	398,773,085	51,989,493	—
Totals by level	$1,371,225,826	$812,513,005	$18,347,542

88     Dynamic Asset Allocation Growth Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$4,925,616	$—
Futures contracts	5,403,420	—	—
Written options outstanding	—	(262,731)	—
Written swap options outstanding	—	(462,619)	—
TBA sale commitments	—	(5,619,922)	—
Interest rate swap contracts	—	(585,861)	—
Total return swap contracts	—	173,633	—
Credit default contracts	—	1,530,110	—
Totals by level	$5,403,420	$(301,774)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     89

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including $22,550,809 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,542,302,257)	$1,781,285,441
Affiliated issuers (identified cost $420,800,932) (Notes 1 and 5)	420,800,932
Cash	63,353
Foreign currency (cost $1,280,078) (Note 1)	1,289,491
Dividends, interest and other receivables	6,793,631
Receivable for shares of the fund sold	4,744,242
Receivable for investments sold	127,201,757
Receivable for sales of delayed delivery securities (Note 1)	19,983,056
Receivable for variation margin (Note 1)	1,006,134
Unrealized appreciation on forward currency contracts (Note 1)	6,811,407
Unrealized appreciation on OTC swap contracts (Note 1)	377,497
Premium paid on OTC swap contracts (Note 1)	20,035
Prepaid assets	59,491
Total assets	2,370,436,467
LIABILITIES
Payable for investments purchased	128,309,966
Payable for purchases of delayed delivery securities (Note 1)	114,975,312
Payable for shares of the fund repurchased	2,863,421
Payable for compensation of Manager (Note 2)	1,032,496
Payable for custodian fees (Note 2)	89,249
Payable for investor servicing fees (Note 2)	451,739
Payable for Trustee compensation and expenses (Note 2)	387,038
Payable for administrative services (Note 2)	6,782
Payable for distribution fees (Note 2)	1,187,626
Payable for variation margin (Note 1)	3,938,205
Unrealized depreciation on OTC swap contracts (Note 1)	89,963
Premium received on OTC swap contracts (Note 1)	113,315
Unrealized depreciation on forward currency contracts (Note 1)	1,885,791
Written options outstanding, at value (premiums $1,063,085) (Notes 1 and 3)	725,350
TBA sale commitments, at value (proceeds receivable $5,593,184) (Note 1)	5,619,922
Collateral on securities loaned, at value (Note 1)	23,463,847
Collateral on certain derivative contracts, at value (Note 1)	2,017,872
Other accrued expenses	301,372
Total liabilities	287,459,266
Net assets	$2,082,977,201

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

90     Dynamic Asset Allocation Growth Fund

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,823,410,869
	Distributions in excess of net investment income (Note 1)	(16,253,850)
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	26,114,895
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	249,705,287
	Total — Representing net assets applicable to capital shares outstanding	$2,082,977,201
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,474,224,474 divided by 90,467,345 shares)	$16.30
	Offering price per class A share (100/94.25 of $16.30)*	$17.29
	Net asset value and offering price per class B share ($102,417,050 divided by 6,401,867 shares)**	$16.00
	Net asset value and offering price per class C share ($191,264,646 divided by 12,312,893 shares)**	$15.53
	Net asset value and redemption price per class M share ($31,546,623 divided by 1,975,456 shares)	$15.97
	Offering price per class M share (100/96.50 of $15.97)*	$16.55
	Net asset value, offering price and redemption price per class R share ($24,314,325 divided by 1,522,108 shares)	$15.97
	Net asset value, offering price and redemption price per class R5 share ($7,136,792 divided by 433,984 shares)	$16.44
	Net asset value, offering price and redemption price per class R6 share ($49,553,044 divided by 3,008,215 shares)	$16.47
	Net asset value, offering price and redemption price per class Y share ($202,520,247 divided by 12,318,966 shares)	$16.44
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     91

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $256,689)	$12,183,056
Interest (including interest income of $190,309 from investments in affiliated issuers) (Note 5)	7,298,774
Securities lending (Note 1)	92,033
Total investment income	19,573,863
EXPENSES
Compensation of Manager (Note 2)	5,776,872
Investor servicing fees (Note 2)	1,437,782
Custodian fees (Note 2)	165,466
Trustee compensation and expenses (Note 2)	18,882
Distribution fees (Note 2)	3,343,235
Administrative services (Note 2)	29,849
Other	367,460
Total expenses	11,139,546
Expense reduction (Note 2)	(86,443)
Net expenses	11,053,103
Net investment income	8,520,760

Net realized gain on investments (net of foreign tax of $73,096) (Notes 1 and 3)	18,435,518
Net realized gain on swap contracts (Note 1)	1,159,025
Net realized gain on futures contracts (Note 1)	17,098,774
Net realized gain on foreign currency transactions (Note 1)	18,634,554
Net realized gain on written options (Notes 1 and 3)	192,793
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2,286,477)
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	68,308,178
Net gain on investments	121,542,365
Net increase in net assets resulting from operations	$130,063,125

The accompanying notes are an integral part of these financial statements.

92     Dynamic Asset Allocation Growth Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$8,520,760	$20,118,548
	Net realized gain on investments and foreign currency transactions	55,520,664	233,813,061
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	66,021,701	(18,639,676)
	Net increase in net assets resulting from operations	130,063,125	235,291,933
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(26,668,286)	(17,944,948)
	Class B	(1,149,656)	(796,761)
	Class C	(2,324,241)	(1,222,615)
	Class M	(432,924)	(277,819)
	Class R	(420,136)	(195,116)
	Class R5	(142,352)	(100,484)
	Class R6	(820,486)	(451,660)
	Class Y	(3,687,618)	(2,123,577)
	Net realized short-term gain on investments
	Class A	(40,425,377)	—
	Class B	(3,097,564)	—
	Class C	(5,324,254)	—
	Class M	(886,301)	—
	Class R	(687,015)	—
	Class R5	(192,267)	—
	Class R6	(1,056,071)	—
	Class Y	(4,917,052)	—
	From net realized long-term gain on investments
	Class A	(120,654,201)	—
	Class B	(9,245,039)	—
	Class C	(15,890,852)	—
	Class M	(2,645,268)	—
	Class R	(2,050,474)	—
	Class R5	(573,844)	—
	Class R6	(3,151,965)	—
	Class Y	(14,675,510)	—
	Increase (decrease) from capital share transactions (Note 4)	341,047,557	(10,834,254)
	Total increase in net assets	209,991,929	201,344,699
	NET ASSETS
	Beginning of period	1,872,985,272	1,671,640,573
	End of period (including distributions in excess of net investment income of $16,253,850 and undistributed net investment income of $10,871,089, respectively)	$2,082,977,201	$1,872,985,272
*	Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     93

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
March 31, 2015**	$17.58	.08	1.05	1.13	(.34)	(2.07)	(2.41)	—	—	$16.30	6.94*	$1,474,224	.52*	.48*	90*[d]
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	—	—	17.58	14.29	1,362,485	1.06	1.21	188[d]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	—	—	15.60	17.17	1,215,701	1.09	1.38	111[e]
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120[e]
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	—[f,g]	10.79	(4.52)	1,004,060	1.14	1.53	98[e]
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	—[f]	—[f,h]	11.72	10.98	1,160,684	1.20	1.79	116[e]
Class B
March 31, 2015**	$17.22	.02	1.02	1.04	(.19)	(2.07)	(2.26)	—	—	$16.00	6.50*	$102,417	.90*	.10*	90*[d]
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	—	—	17.22	13.45	107,877	1.81	.45	188[d]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	—	—	15.28	16.28	118,464	1.84	.63	111[e]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	—	13.19	24.43	126,620	1.88	.76	120[e]
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	—[f,g]	10.60	(5.27)	130,730	1.89	.77	98[e]
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	—[f]	—[f,h]	11.52	10.18	175,341	1.95	1.03	116[e]
Class C
March 31, 2015**	$16.82	.02	.99	1.01	(.23)	(2.07)	(2.30)	—	—	$15.53	6.44*	$191,265	.90*	.11*	90*[d]
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	—	—	16.82	13.49	168,304	1.81	.46	188[d]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	—	—	14.94	16.28	144,081	1.84	.62	111[e]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	—	12.91	24.37	127,912	1.88	.77	120[e]
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	—[f,g]	10.38	(5.22)	115,474	1.89	.78	98[e]
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	—[f]	—[f,h]	11.29	10.05	134,498	1.95	1.04	116[e]
Class M
March 31, 2015**	$17.23	.04	1.02	1.06	(.25)	(2.07)	(2.32)	—	—	$15.97	6.64*	$31,547	.77*	.23*	90*[d]
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	—	—	17.23	13.71	30,005	1.56	.71	188[d]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	—	—	15.30	16.59	27,200	1.59	.88	111[e]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120[e]
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	—[f,g]	10.59	(5.07)	23,402	1.64	1.03	98[e]
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	—[f]	—[f,h]	11.52	10.41	29,272	1.70	1.28	116[e]
Class R
March 31, 2015**	$17.28	.06	1.02	1.08	(.32)	(2.07)	(2.39)	—	—	$15.97	6.72*	$24,314	.65*	.36*	90*[d]
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	—	—	17.28	14.06	19,617	1.31	.96	188[d]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	—	—	15.33	16.89	16,026	1.34	1.13	111[e]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120[e]
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	—[f,g]	10.60	(4.79)	13,215	1.39	1.29	98[e]
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	—[f]	—[f,h]	11.53	10.60	13,669	1.45	1.54	116[e]
Class R5
March 31, 2015**	$17.74	.10	1.06	1.16	(.39)	(2.07)	(2.46)	—	—	$16.44	7.01*	$7,137	.40*	.61*	90*[d]
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	—	—	17.74	14.59	6,434.81		1.51	188[d]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	—	—	15.76	17.50	64.82		1.52	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.21*	.43*	120[e]
Class R6
March 31, 2015**	$17.78	.11	1.05	1.16	(.40)	(2.07)	(2.47)	—	—	$16.47	7.06*	$49,553	.35*	.67*	90*[d]
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	—	—	17.78	14.74	31,438.71		1.56	188[d]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	—	—	15.77	17.62	24,534.72		1.62	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.18*	.45*	120[e]
See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	95

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
March 31, 2015**	$17.74	.10	1.06	1.16	(.39)	(2.07)	(2.46)	—	—	$16.44	7.05*	$202,520	.40*	.62*	90*[d]
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	—	—	17.74	14.59	146,825.81		1.46	188[d]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	—	—	15.73	17.47	125,570.84		1.65	111[e]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	13.58	25.58	170,199.88		1.76	120[e]
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	—[f,g]	10.88	(4.33)	147,682.89		1.79	98[e]
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	—[f]	—[f,h]	11.82	11.24	164,457.95		2.02	116[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%
September 30, 2012	253
September 30, 2011	241
September 30, 2010	234

f  Amount represents less than $0.01 per share.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

The accompanying notes are an integral part of these financial statements.

96	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	97

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

98     Dynamic Asset Allocation Growth Fund

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Dynamic Asset Allocation Growth Fund     99

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all

100     Dynamic Asset Allocation Growth Fund

exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

Dynamic Asset Allocation Growth Fund     101

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other

102     Dynamic Asset Allocation Growth Fund

liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,282,610 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $76,869 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $23,463,847 and the value of securities loaned amounted to $22,600,057. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Dynamic Asset Allocation Growth Fund     103

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,965,934,722, resulting in gross unrealized appreciation and depreciation of $284,880,541 and $48,728,890, respectively, or net unrealized appreciation of $236,151,651.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

104     Dynamic Asset Allocation Growth Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,044,821
Class B	77,626
Class C	131,852
Class M	22,530
Class R	16,634
Class R5	5,095
Class R6	10,335
Class Y	128,889
Total	$1,437,782

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,266 under the expense offset arrangements and by $84,177 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,101, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Dynamic Asset Allocation Growth Fund     105

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,760,801
Class B	523,652
Class C	888,753
Class M	113,932
Class R	56,097
Total	$3,343,235

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $180,612 and $2,516 from the sale of class A and class M shares, respectively, and received $16,145 and $1,444 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,493 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,566,461,367	$1,478,904,318
U.S. government securities (Long-term)	—	—
Total	$1,566,461,367	$1,478,904,318

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$3,109,000	$553,651	$964,099	$402,890
Options opened	—	—	1,478,412	701,444
Options exercised	—	—	—	—
Options expired	—	—	(262,068)	(216,203)
Options closed	—	—	(923,457)	(378,697)
Written options outstanding at the end of the reporting period	$3,109,000	$553,651	$1,256,986	$509,434

106     Dynamic Asset Allocation Growth Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/15		Year ended 9/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	6,378,328	$106,150,938	8,213,820	$139,253,104
Shares issued in connection with reinvestment of distributions	11,494,206	180,918,811	1,055,899	17,263,946
	17,872,534	287,069,749	9,269,719	156,517,050
Shares repurchased	(4,889,271)	(81,594,502)	(9,707,640)	(164,355,746)
Net increase (decrease)	12,983,263	$205,475,247	(437,921)	$(7,838,696)

	Six months ended 3/31/15		Year ended 9/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	358,731	$5,826,343	564,718	$9,407,723
Shares issued in connection with reinvestment of distributions	851,268	13,186,143	47,919	771,490
	1,209,999	19,012,486	612,637	10,179,213
Shares repurchased	(1,073,027)	(17,567,058)	(2,101,472)	(34,941,360)
Net increase (decrease)	136,972	$1,445,428	(1,488,835)	$(24,762,147)

	Six months ended 3/31/15		Year ended 9/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	1,633,184	$25,785,150	1,533,921	$25,072,133
Shares issued in connection with reinvestment of distributions	1,457,540	21,921,396	72,727	1,143,998
	3,090,724	47,706,546	1,606,648	26,216,131
Shares repurchased	(786,163)	(12,394,739)	(1,240,711)	(20,205,883)
Net increase	2,304,561	$35,311,807	365,937	$6,010,248

	Six months ended 3/31/15		Year ended 9/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	86,354	$1,390,101	149,940	$2,483,234
Shares issued in connection with reinvestment of distributions	256,301	3,959,846	17,189	276,393
	342,655	5,349,947	167,129	2,759,627
Shares repurchased	(108,487)	(1,797,992)	(203,847)	(3,399,851)
Net increase (decrease)	234,168	$3,551,955	(36,718)	$(640,224)

	Six months ended 3/31/15		Year ended 9/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	464,022	$7,670,267	334,354	$5,543,748
Shares issued in connection with reinvestment of distributions	198,270	3,061,286	12,058	194,129
	662,292	10,731,553	346,412	5,737,877
Shares repurchased	(275,503)	(4,319,578)	(256,228)	(4,243,600)
Net increase	386,789	$6,411,975	90,184	$1,494,277

Dynamic Asset Allocation Growth Fund     107

	Six months ended 3/31/15		Year ended 9/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	18,420	$314,508	453,712	$7,592,690
Shares issued in connection with reinvestment of distributions	57,208	908,463	6,105	100,484
	75,628	1,222,971	459,817	7,693,174
Shares repurchased	(4,296)	(73,327)	(101,195)	(1,753,792)
Net increase	71,332	$1,149,644	358,622	$5,939,382

	Six months ended 3/31/15		Year ended 9/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,121,375	$18,581,863	361,785	$6,227,550
Shares issued in connection with reinvestment of distributions	316,259	5,028,522	27,407	451,660
	1,437,634	23,610,385	389,192	6,679,210
Shares repurchased	(197,653)	(3,232,752)	(176,366)	(3,001,473)
Net increase	1,239,981	$20,377,633	212,826	$3,677,737

	Six months ended 3/31/15		Year ended 9/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,312,484	$122,728,053	5,480,943	$94,414,138
Shares issued in connection with reinvestment of distributions	1,439,211	22,840,284	126,504	2,082,263
	8,751,695	145,568,337	5,607,447	96,496,401
Shares repurchased	(4,707,313)	(78,244,469)	(5,314,580)	(91,211,232)
Net increase	4,044,382	$67,323,868	292,867	$5,285,169

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	931	0.21%	$15,306

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$34,074,401	$82,408,798	$52,827,647	$16,520	$63,655,552
Putnam Short Term Investment Fund*	289,181,864	193,696,695	149,197,026	173,789	333,681,533
Totals	$323,256,265	$276,105,493	$202,024,673	$190,309	$397,337,085

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

108     Dynamic Asset Allocation Growth Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$660,000
Written equity option contracts (contract amount) (Note 3)	$710,000
Written swap option contracts (contract amount) (Note 3)	$3,100,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$512,500,000
Centrally cleared interest rate swap contracts (notional)	$215,200,000
OTC total return swap contracts (notional)	$196,500,000
OTC credit default contracts (notional)	$5,300,000
Centrally cleared credit default contracts (notional)	$51,200,000
Warrants (number of warrants)	430,000

Dynamic Asset Allocation Growth Fund     109

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$1,551,841*	Payables	$21,731
Foreign exchange contracts	Receivables	6,811,407	Payables	1,885,791
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	9,792,866*	Payables, Net assets — Unrealized depreciation	1,570,326*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	1,738,778*	Payables, Net assets — Unrealized depreciation	2,253,631*
Total		$19,894,892		$5,731,479

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(140,878)	$(140,878)
Foreign exchange contracts	—	—	—	18,278,682	—	$18,278,682
Equity contracts	135,928	94,000	15,663,637	—	4,408,421	$20,301,986
Interest rate contracts	—	(90,625)	1,435,137	—	(3,108,518)	$(1,764,006)
Total	$135,928	$3,375	$17,098,774	$18,278,682	$1,159,025	$36,675,784

110     Dynamic Asset Allocation Growth Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(107,837)	$(107,837)
Foreign exchange contracts	—	—	—	(2,301,598)	—	$(2,301,598)
Equity contracts	(61,040)	(349,146)	11,873,963	—	(1,620,423)	$9,843,354
Interest rate contracts	—	45,754	650,783	—	(197,714)	$498,823
Total	$(61,040)	$(303,392)	$12,524,746	$(2,301,598)	$(1,925,974)	$7,932,742

Dynamic Asset Allocation Growth Fund     111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$58,197	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$58,197
OTC Total return swap contracts*#	—	19,599	—	202,985	18,950	—	1,082	—	—	—	—	—	—	—	242,616
OTC Credit default contracts*#	2,591	881	—	—	30,282	—	8,598	—	—	—	—	—	—	—	42,352
Centrally cleared credit default contracts§	—	—	788,609	—	—	—	—	—	—	—	—	—	—	—	788,609
Futures contracts§	—	—	—	—	—	—	—	—	—	159,328	—	—	—	—	159,328
Forward currency contracts#	324,854	499,379	—	350,644	641,070	816,280	163,513	700,685	998,183	—	301,076	651,248	1,094,339	270,136	6,811,407
Purchased swap options**#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchased options**#	301,748	—	—	—	—	—	—	—	—	—	—	—	—	—	301,748
Total Assets	$629,193	$519,859	$846,806	$553,629	$690,302	$816,280	$173,193	$700,685	$998,183	$159,328	$301,076	$651,248	$1,094,339	$270,136	$8,404,257
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	150,759	—	—	—	—	—	—	—	—	—	—	—	150,759
OTC Total return swap contracts*#	—	25,493	—	—	—	—	43,490	—	—	—	—	—	—	—	68,983
OTC Credit default contracts*#	—	—	—	—	16,999	—	4,732	—	—	—	—	—	—	—	21,731
Centrally cleared credit default contracts§	—	—	865,213	—	—	—	—	—	—	—	—	—	—	—	865,213
Futures contracts§	—	—	—	—	—	—	—	—	—	2,922,233	—	—	—	—	2,922,233
Forward currency contracts#	38,332	118,534	—	203,246	55,614	105,166	201,840	53,730	292,944	—	249,656	386,758	138,554	41,417	1,885,791
Written swap options#	—	—	—	—	—	—	—	—	462,619	—	—	—	—	—	462,619
Written options#	262,731	—	—	—	—	—	—	—	—	—	—	—	—	—	262,731
Total Liabilities	$301,063	$144,027	$1,015,972	$203,246	$72,613	$105,166	$250,062	$53,730	$755,563	$2,922,233	$249,656	$386,758	$138,554	$41,417	$6,640,060
Total Financial and Derivative Net Assets	$328,130	$375,832	$(169,166)	$350,383	$617,689	$711,114	$(76,869)	$646,955	$242,620	$(2,762,905)	$51,420	$264,490	$955,785	$228,719	$1,764,197
Total collateral received (pledged)†##	$328,130	$336,000	$—	$190,000	$473,578	$530,000	$—	$581,872	$—	$—	$51,420	$—	$714,375	$—
Net amount	$—	$39,832	$(169,166)	$160,383	$144,111	$181,114	$(76,869)	$65,083	$242,620	$(2,762,905)	$—	$264,490	$241,410	$228,719

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

112	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

114     Dynamic Asset Allocation Growth Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Growth Fund     115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116     Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA058
293761 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015